UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3999

John Hancock Investment Trust II
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer
601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

Item 1. Schedule of Investments.

John Hancock
MUTUAL FUNDS

John Hancock
Regional Bank Fund

Annual Report
10.31.11

A look at performance

Total returns for the period ended October 31, 2011

	Average annual total returns (%)			Cumulative total returns (%)
	with maximum sales charge			with maximum sales charge

	1-year	5-year	10-year	1-year	5-year	10-year

Class A	–7.23	–8.86	0.85	–7.23	–37.11	8.80

Class B	–7.63	–8.76	0.79	–7.63	–36.79	8.23

Class C	–3.97	–8.57	0.65	–3.97	–36.12	6.72

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from those disclosed in the Financial highlights tables in this report. For all classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class B	Class C
Net/Gross (%)	1.39	2.09	2.09

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

6	Regional Bank Fund | Annual report

		Without	With maximum
	Start date	sales charge	sales charge	Index

Class B1	10-31-01	$10,823	$10,823	$14,369

Class C1	10-31-01	10,672	10,672	14,369

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Class C shares investment with a maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04.

S&P Composite 1500 Banks index — is an unmanaged index of banking sector stocks in the S&P 1500 Index. Total return for this index is not available for the ten-year period.

S&P 500 index — is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or direct expenses, which would have resulted in lower values if they did.

1 No contingent deferred sales charge is applicable.

Annual report | Regional Bank Fund	7

Management’s discussion of
Fund performance

By John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Banking stocks had negative returns and lagged the broader market during a volatile 12-month period ended October 31, 2011, which saw larger, macroeconomic concerns dominate trading and lead to a series of “risk-on/risk-off” market moves. Banks’ struggles were due in large part to worry about exposure to Europe, the effect of slower economic growth on earnings and credit quality, continued weakness in the housing and mortgage markets and a hit to banks’ spread-lending business from the prolonged low level of interest rates. Nevertheless, banks made progress reclaiming business and fees that had gone to non-bank financial intermediaries and institutions during the years preceding the credit bubble in 2008. Further, credit costs continued to decline, leading to large year-over-year earnings gains for the sector.

For the fiscal year ended October 31, 2011, John Hancock Regional Bank Fund’s Class A shares had a total return of –2.37% at net asset value. By comparison, the Fund’s benchmark, the S&P Composite 1500 Banks Index and the average specialty-financial fund tracked by Morningstar, Inc. returned –1.86% and –6.80%, respectively. The leading detractors from performance were large, diversified financial services firms Bank of America Corp. and JPMorgan Chase & Company, which had exposure to virtually all the big challenges buffeting the sector. It also hurt performance to hold a stake in Minnesota regional bank TCF Financial Corp., which suffered from regulatory changes limiting the amount that larger banks can charge merchants for debit card transactions. Many of the leading contributors to performance were positions in smaller, high-quality regional lenders in healthier local economies, including FNB Corp., Independent Bank Corp. — MA, Commerce Bancshares, which we sold from the Fund’s portfolio during the period, and Prosperity Bancshares, Inc., among others. A number of the Fund’s mid- and larger-cap bank stocks also held up well and made positive contributions to absolute returns, including stakes in U.S. Bancorp and Wells Fargo & Company. Other positive contributors were niche players such as East West Bancorp, Inc., which targets the Chinese-American market and has the bulk of its business in California, and SVB Financial Group, a California-based lender focused on the technology and life science industries.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Sector investing is subject to greater risks than the market as a whole. Because the Fund focuses on one sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

8	Regional Bank Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2011 with the same investment held until October 31, 2011.

	Account value	Ending value	Expenses paid during
	on 5-1-11	on 10-31-11	period ended 10-31-11[1]

Class A	$1,000.00	$843.70	$6.37

Class B	1,000.00	840.20	9.60

Class C	1,000.00	840.40	9.60

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Regional Bank Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2011, with the same investment held until October 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 5-1-11	on 10-31-11	period ended 10-31-11[1]

Class A	$1,000.00	$1,018.30	$6.97

Class B	1,000.00	1,014.80	10.51

Class C	1,000.00	1,014.80	10.51

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.37%, 2.07% and 2.07% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	Regional Bank Fund | Annual report

Portfolio summary

Top 10 Holdings (41.8% of Net Assets on 10-31-11)[1,2]

PNC Financial Services Group, Inc.	4.8%	Cullen/Frost Bankers, Inc.	4.3%

U.S. Bancorp	4.7%	East West Bancorp, Inc.	3.9%

Wells Fargo & Company	4.7%	FNB Corp.	3.5%

JPMorgan Chase & Company	4.6%	Independent Bank Corp. — MA	3.4%

BB&T Corp.	4.6%	Zions Bancorporation	3.3%

Sector Composition[1,3]

Commercial Banks	83%	Thrifts & Mortgage Finance	7%

Diversified Financial Services	7%	Short-Term Investments & Other	3%

1 As a percentage of net assets on 10-31-11.

2 Cash and cash equivalents not included.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund focuses on one sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

Annual report | Regional Bank Fund	11

Fund’s investments

As of 10-31-11

	Shares	Value
Common Stocks 96.91%		$487,567,327

(Cost $341,553,543)

Financials 96.91%		487,567,327

Commercial Banks 82.38%

1st United Bancorp, Inc. (I)	627,074	3,248,241

Ameris Bancorp (I)	450,012	4,522,621

Anchor Bancorp (I)(V)	161,584	969,504

Bank of Marin Bancorp	20,751	735,415

Bar Harbor Bankshares	62,832	1,791,340

BB&T Corp.	995,835	23,242,789

Bond Street Holdings LLC, Class A (I)(S)	533,196	9,597,528

Bridge Capital Holdings (I)	5,602	61,790

Bryn Mawr Bank Corp.	383,894	7,048,294

California United Bank (I)	152,292	1,545,764

Centerstate Banks, Inc.	711,554	4,041,627

Citizens Republic Bancorp, Inc. (I)	869,056	7,830,195

City Holding Company	65,330	2,146,744

Comerica, Inc.	165,668	4,232,817

Cullen/Frost Bankers, Inc.	439,687	21,562,250

CVB Financial Corp.	204,277	1,983,530

East West Bancorp, Inc.	1,012,012	19,703,874

Evans Bancorp, Inc.	84,776	1,023,246

Fifth Third Bancorp	846,692	10,168,771

First California Financial Group, Inc. (I)	364,451	1,191,755

First Commonwealth Financial Corp.	342,481	1,578,837

First Horizon National Corp.	324,384	2,267,444

First Merchants Corp.	163,941	1,321,364

First Midwest Bancorp, Inc.	120,180	1,082,822

First Southern Bancorp, Inc., Class B (I)	140,985	1,381,653

FNB Corp.	1,751,436	17,671,989

Glacier Bancorp, Inc.	410,433	4,658,415

Hancock Holding Company	417,191	12,640,887

Hanmi Financial Corp. (I)	1,216,191	1,216,191

Heritage Commerce Corp. (I)	712,266	3,440,245

Heritage Financial Corp.	141,015	1,778,199

Heritage Oaks Bancorp (I)	1,064,426	3,544,539

Horizon Bancorp	42,184	1,070,208

Huntington Bancshares, Inc.	776,954	4,024,622

Independent Bank Corp. — MA	661,869	17,155,644

12	Regional Bank Fund | Annual report	See notes to financial statements

	Shares	Value
Commercial Banks (continued)

KeyCorp	306,679	$2,165,154

M&T Bank Corp.	174,347	13,269,550

MB Financial, Inc.	549,209	9,100,393

NewBridge Bancorp. (I)	136,816	547,264

Pacific Continental Corp.	318,618	2,762,418

Park Sterling Corp. (I)	531,988	2,048,154

Peoples Bancorp, Inc.	112,557	1,489,129

PNC Financial Services Group, Inc.	446,865	24,001,119

Prosperity Bancshares, Inc.	210,308	8,094,755

Regions Financial Corp.	460,184	1,808,523

Renasant Corp.	68,071	981,584

Sandy Spring Bancorp, Inc.	100,205	1,704,487

Sierra Bancorp	260,000	2,844,400

Signature Bank (I)	14,932	832,459

Southcoast Financial Corp. (I)	152,042	252,390

Sun Bancorp, Inc. (I)	500,510	1,486,515

SunTrust Banks, Inc.	615,273	12,139,336

SVB Financial Group (I)	337,944	15,525,147

Talmer Bank & Trust Company (I)(R)	830,801	5,833,261

TCF Financial Corp.	660,810	7,031,018

TriCo Bancshares	377,716	5,601,528

Trustmark Corp.	90,000	1,992,600

U.S. Bancorp	926,642	23,712,769

Union First Market Bankshares Corp.	266,473	3,416,184

United Bancorp, Inc. (I)	569,987	1,424,968

Univest Corp. of Pennsylvania	36,500	555,165

Washington Banking Company	130,863	1,546,801

Washington Trust Bancorp, Inc.	224,305	5,266,681

Wells Fargo & Company	903,024	23,397,352

WesBanco, Inc.	164,598	3,268,916

Westamerica Bancorp.	190,545	8,540,227

Wilshire Bancorp, Inc. (I)	1,037,847	3,549,437

Zions Bancorporation	967,131	16,789,394

Diversified Financial Services 7.62%

Bank of America Corp.	2,210,678	15,098,931

JPMorgan Chase & Company	668,925	23,251,833

Thrifts & Mortgage Finance 6.91%

Berkshire Hill Bancorp, Inc.	386,034	7,728,401

Citizens South Banking Corp. (V)	635,611	2,606,005

First Defiance Financial Corp. (I)	226,178	3,213,989

First Financial Holdings, Inc.	297,935	2,219,616

Flushing Financial Corp.	310,846	3,810,972

Heritage Financial Group, Inc.	174,238	1,841,696

Home Federal Bancorp, Inc.	220,191	2,212,920

Kaiser Federal Financial Group, Inc.	200,414	2,356,869

New York Community Bancorp, Inc.	215,662	2,870,461

WSFS Financial Corp.	148,312	5,895,402

See notes to financial statements	Annual report | Regional Bank Fund	13

	Shares	Value
Preferred Securities 0.48%		$2,414,247

(Cost $1,732,675)

Financials 0.48%		2,414,247

Commercial Banks 0.48%

First Southern Bancorp, Inc. (Florida) (I)	241	895,084

Monarch Financial Holdings, Inc., Series B,
7.800%	59,575	1,519,163

Warrants 0.40%		$2,000,756

(Cost $4,086,329)

Citigroup, Inc. (Expiration Date: 1-4-19, Strike Price: $106.10) (I)(J)	1,721,817	730,050

Comerica, Inc. (Expiration Date: 11-14-18, Strike Price: $29.40) (I)(J)	176,192	965,532

Valley National Bancorp (Expiration Date: 11-14-18,
Strike Price: $17.77) (I)(J)	63,055	92,060

Washington Federal, Inc. (Expiration Date: 11-14-18,
Strike Price: $17.57) (I)(J)	51,979	213,114

	Par value	Value
Short-Term Investments 0.41%		$2,061,000

(Cost $2,061,000)

Repurchase Agreement 0.41%		2,061,000

Repurchase Agreement with State Street Corp. dated 10-31-11
at 0.010% to be repurchased at $2,061,001 on 11-1-11,
collateralized by $2,020,000 Federal National Mortgage Association,
2.250% due 3-15-16 (valued at $2,103,325, including interest)	$2,061,000	2,061,000

Total investments (Cost $349,433,547)† 98.20%		$494,043,330

Other assets and liabilities, net 1.80%		$9,048,716

Total net assets 100.00%		$503,092,046

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

(I) Non-income producing security.

(J) These securities were issued under the U.S. Treasury Department’s Capital Purchase Program.

(R) Direct placement securities are restricted to resale and the Fund has limited rights to registration under the Securities Act of 1933.

Value as a
	Original				percentage
	acquisition	Acquisition	Beginning	Ending share	of Fund’s net	Value as of
Issuer, description	date	cost	share amount	amount	assets	10-31-11

Talmer Bank
& Trust Company
(formerly First
Michigan Bank)	4-30-10	$4,984,806	830,801	830,801	1.16%	$5,833,261

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(V) The Fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the Fund. For more information on this security refer to Note 7 of the Notes to financial statements.

† At 10-31-11, the aggregate cost of investment securities for federal income tax purposes was $351,741,328. Net unrealized appreciation aggregated $142,302,002, of which $168,713,240 related to appreciated investment securities and $26,411,238 related to depreciated investment securities.

14	Regional Bank Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-11

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $345,083,360)	$490,467,821
Investments in affiliated issuers, at value (Cost $4,350,187) (Note 7)	3,575,509

Total investments, at value (Cost $349,433,547)	494,043,330
Cash	4,284,879
Receivable for investments sold	5,009,837
Receivable for fund shares sold	686,402
Dividends and interest receivable	387,688
Other receivables and prepaid expenses	120,170

Total assets	504,532,306

Liabilities

Payable for investments purchased	4,162
Payable for fund shares repurchased	972,525
Payable to affiliates
Accounting and legal services fees	9,414
Transfer agent fees	82,388
Distribution and service fees	148,123
Trustees’ fees	111,454
Other liabilities and accrued expenses	112,194

Total liabilities	1,440,260

Net assets

Paid-in capital	$329,982,917
Accumulated distributions in excess of net investment income	(34,471)
Accumulated net realized gain on investments	28,533,817
Net unrealized appreciation (depreciation) on investments	144,609,783

Net assets	$503,092,046

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($457,163,355 ÷ 36,408,991 shares)	$12.56
Class B ($18,875,733 ÷ 1,549,304 shares)[1]	$12.18
Class C ($27,052,958 ÷ 2,217,554 shares)[1]	$12.20

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$13.22

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Regional Bank Fund	15

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-11

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends from unaffiliated issuers	$10,513,969
Dividends from affiliated issuers	19,068
Interest	266,618

Total investment income	10,799,655

Expenses

Investment management fees (Note 4)	4,840,990
Distribution and service fees (Note 4)	2,254,086
Accounting and legal services fees (Note 4)	94,304
Transfer agent fees (Note 4)	1,138,209
Trustees’ fees (Note 4)	57,074
State registration fees	71,933
Printing and postage	107,163
Professional fees	59,688
Custodian fees	88,481
Registration and filing fees	16,996
Other	24,109

Total expenses	8,753,033

Net investment income	2,046,622

Realized and unrealized gain (loss)

Net realized gain on
Investments in unaffiliated issuers	36,041,571

36,041,571
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(44,015,021)
Investments in affiliated issuers	(990,568)

(45,005,589)

Net realized and unrealized loss	(8,964,018)

Decrease in net assets from operations	($6,917,396)

16	Regional Bank Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-11	10-31-10

Increase (decrease) in net assets

From operations
Net investment income	$2,046,622	$1,611,307
Net realized gain	36,041,571	54,716,794
Change in net unrealized appreciation (depreciation)	(45,005,589)	(10,096,466)

Increase (decrease) in net assets resulting from operations	(6,917,396)	46,231,635

Distributions to shareholders
From net investment income
Class A	(1,964,810)	(2,085,811)
Class B	(16,791)	(8,618)
Class C	(23,778)	(7,110)
From net realized gain
Class A	(44,148,045)	—
Class B	(2,134,025)	—
Class C	(2,722,756)	—

Total distributions	(51,010,205)	(2,101,539)

From Fund share transactions (Note 5)	(57,270,794)	(71,524,505)

Total decrease	(115,198,395)	(27,394,409)

Net assets

Beginning of year	618,290,441	645,684,850

End of year	$503,092,046	$618,290,441

Accumulated distributions in excess of net investment income	($34,471)	($75,714)

See notes to financial statements	Annual report | Regional Bank Fund	17

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	10-31-11	10-31-10	10-31-09	10-31-08	10-31-07

Per share operating performance

Net asset value, beginning of year	$13.95	$13.05	$18.19	$34.06	$41.79
Net investment income[1]	0.06	0.04	0.19	0.47	0.66
Net realized and unrealized gain (loss)
on investments	(0.27)	0.91	(2.78)	(7.04)	(2.28)
Total from investment operations	(0.21)	0.95	(2.59)	(6.57)	(1.62)
Less distributions
From net investment income	(0.05)	(0.05)	(0.22)	(0.52)	(0.68)
From net realized gain	(1.13)	—	(2.33)	(8.78)	(5.43)
Total distributions	(1.18)	(0.05)	(2.55)	(9.30)	(6.11)
Net asset value, end of year	$12.56	$13.95	$13.05	$18.19	$34.06
Total return (%)[2]	(2.37)	7.26[3]	(12.98)[3]	(23.53)	(5.01)

Ratios and supplemental data

Net assets, end of year (in millions)	$457	$559	$584	$813	$1,268
Ratios (as a percentage of average net assets):
Expenses before reductions	1.36	1.38	1.55	1.35	1.27
Expenses net of fee waivers	1.36	1.38	1.54	1.35	1.27
Net investment income	0.40	0.30	1.56	2.33	1.76
Portfolio turnover (%)	16	24	37	23	13

1 Based on the average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

CLASS B SHARES Period ended	10-31-11	10-31-10	10-31-09	10-31-08	10-31-07

Per share operating performance

Net asset value, beginning of year	$13.62	$12.79	$17.89	$33.66	$41.37
Net investment income (loss)[1]	(0.04)	(0.06)	0.11	0.34	0.38
Net realized and unrealized gain (loss)
on investments	(0.26)	0.89	(2.75)	(6.97)	(2.25)
Total from investment operations	(0.30)	0.83	(2.64)	(6.63)	(1.87)
Less distributions
From net investment income	(0.01)	—[2]	(0.13)	(0.36)	(0.41)
From net realized gain	(1.13)	—	(2.33)	(8.78)	(5.43)
Total distributions	(1.14)	—[2]	(2.46)	(9.14)	(5.84)
Net asset value, end of year	$12.18	$13.62	$12.79	$17.89	$33.66
Total return (%)[3]	(3.16)	6.52[4]	(13.60)[4]	(24.09)[4]	(5.70)

Ratios and supplemental data

Net assets, end of year (in millions)	$19	$27	$34	$55	$125
Ratios (as a percentage of average net assets):
Expenses before reductions	2.06	2.09	2.26	2.07	1.98
Expenses net of fee waivers	2.06	2.08	2.24	2.06	1.98
Net investment income (loss)	(0.30)	(0.40)	0.90	1.64	1.03
Portfolio turnover (%)	16	24	37	23	13

1 Based on the average daily shares outstanding.
2 Less than ($0.005) per share.

3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

18	Regional Bank Fund | Annual report	See notes to financial statements

CLASS C SHARES Period ended	10-31-11	10-31-10	10-31-09	10-31-08	10-31-07

Per share operating performance

Net asset value, beginning of year	$13.63	$12.80	$17.90	$33.66	$41.37
Net investment income (loss)[1]	(0.04)	(0.06)	0.10	0.31	0.38
Net realized and unrealized gain (loss)
on investments	(0.25)	0.89	(2.74)	(6.93)	(2.25)
Total from investment operations	(0.29)	0.83	(2.64)	(6.62)	(1.87)
Less distributions
From net investment income	(0.01)	—[2]	(0.13)	(0.36)	(0.41)
From net realized gain	(1.13)	—	(2.33)	(8.78)	(5.43)
Total distributions	(1.14)	—[2]	(2.46)	(9.14)	(5.84)
Net asset value, end of year	$12.20	$13.63	$12.80	$17.90	$33.66
Total return (%)[3]	(3.07)	6.51[4]	(13.59)[4]	(24.06)	(5.70)

Ratios and supplemental data

Net assets, end of year (in millions)	$27	$32	$28	$37	$35
Ratios (as a percentage of average net assets):
Expenses before reductions	2.06	2.08	2.25	2.06	1.98
Expenses net of fee waivers	2.06	2.08	2.23	2.06	1.98
Net investment income (loss)	(0.30)	(0.41)	0.86	1.59	1.04
Portfolio turnover (%)	16	24	37	23	13

1 Based on the average daily shares outstanding.
2 Less than ($0.005) per share.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

See notes to financial statements	Annual report | Regional Bank Fund	19

Notes to financial statements

Note 1 — Organization

John Hancock Regional Bank Fund (the Fund) is a diversified series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long-term capital appreciation. Moderate income is a secondary objective.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A, Class B and Class C shares are offered to all investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2011, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-11	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Industry
Commercial Banks	$417,932,071	$401,606,198	$9,597,528	$6,728,345
Diversified Financial
Services	39,080,814	39,080,814	—	—
Thrifts & Mortgage
Finance	34,969,445	34,969,445	—	—
Short-Term Investments	2,061,000	—	2,061,000	—

Total Investments in
Securities	$494,043,330	$475,656,457	$11,658,528	$6,728,345

20	Regional Bank Fund | Annual report

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. During the year ended October 31, 2011, there were no significant transfers into or out of Level 1 or Level 2 assets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

INVESTMENTS IN SECURITIES	COMMERCIAL BANKS

Balance as of 10-31-10	$4,259,696
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	2,468,649
Purchases
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 10-31-11	$6,728,345
Change in unrealized at period end*	2,468,649

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at year end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $100 million unsecured committed line of credit. Prior to March 30, 2011, the Fund had a similar agreement with State

Annual report | Regional Bank Fund	21

Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. For the year ended October 31, 2011, the Fund had no borrowings under the lines of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends quarterly and capital gain distributions, if any, at least annually. The tax character of distributions for the years ended October 31, 2011 and October 31, 2010 was as follows:

	OCTOBER 31, 2011	OCTOBER 31, 2010

Ordinary Income	$13,246,108	$2,101,539
Long-Term Capital Gain	37,764,097	—

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2011, the components of distributable earnings on a tax basis included $41,517 of undistributed ordinary income and $30,841,598 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and treating a portion of the proceeds from redemptions as distributions for tax purposes.

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning

22	Regional Bank Fund | Annual report

after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

Note 3 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.800% of the first $500,000,000 of the Fund’s average daily net assets; (b) 0.750% of the next $500,000,000; (c) 0.735% of the next $1,000,000,000; and (d) 0.725% of the Fund’s average daily net assets in excess of $2,000,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended October 31, 2011 were equivalent to an annual effective rate of 0.790% of the Fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2011 amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b-1 FEE

Class A	0.30%
Class B	1.00%
Class C	1.00%

Annual report | Regional Bank Fund	23

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $317,215 for the year ended October 31, 2011. Of this amount, $50,191 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $253,376 was paid as sales commissions to broker-dealers and $13,648 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a broker-dealer affiliate of the Adviser.

Class B and Class C shares are subject to contingent deferred sales charges (CDSCs). Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2011, CDSCs received by the Distributor amounted to $49,175 and $7,007 for Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2011 were:

	DISTRIBUTION AND	TRANSFER
CLASS	SERVICE FEES	AGENT FEES

Class A	$1,659,065	$1,027,845
Class B	249,172	46,274
Class C	345,849	64,090
Total	$2,254,086	$1,138,209

Trustees expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

24	Regional Bank Fund | Annual report

Note 5 — Fund share transactions

Transactions in Fund shares for the years ended October 31, 2011 and October 31, 2010 were as follows:

	Year ended 10-31-11		Year ended 10-31-10
	Shares	Amount	Shares	Amount
Class A shares

Sold	3,766,109	$52,806,080	5,281,287	$79,139,382
Distributions reinvested	2,777,665	39,174,776	118,643	1,669,445
Repurchased	(10,228,926)	(142,645,243)	(10,071,195)	(146,171,377)

Net decrease	(3,685,152)	($50,664,387)	(4,671,265)	($65,362,550)

Class B shares

Sold	164,425	$2,297,167	211,600	$3,110,707
Distributions reinvested	132,627	1,830,542	548	7,347
Repurchased	(715,394)	(9,741,244)	(888,277)	(12,728,536)

Net decrease	(418,342)	($5,613,535)	(676,129)	($9,610,482)

Class C shares

Sold	678,592	$9,685,688	836,027	$12,598,040
Distributions reinvested	153,901	2,125,862	425	5,707
Repurchased	(962,164)	(12,804,422)	(643,458)	(9,155,220)

Net increase (decrease)	(129,671)	($992,872)	192,994	$3,448,527

Net decrease	(4,233,165)	($57,270,794)	(5,154,400)	($71,524,505)

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $96,824,702 and $208,195,137, respectively, for the year ended October 31, 2011.

Note 7 — Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended October 31, 2011 is set forth below:

	BEGINNING	ENDING
	SHARE	SHARE	REALIZED	DIVIDEND	ENDING
AFFILIATE	AMOUNT	AMOUNT	GAIN (LOSS)	INCOME	VALUE

Anchor Bancorp
Bought: 161,584
Sold: —	—	161,584	—	—	$969,504
Citizens South
Banking Corp.
Bought: 42,601
Sold: —	593,010	635,611	—	$19,068	2,606,005

Note 8 — Sector risk

Fund performance will be closely tied to a single sector of the economy, which may underperform other sectors over any given period of time. Financial services companies can be hurt by economic declines, changes in interest rates, regulatory and market impacts. Accordingly, this may make the Fund’s investment performance more volatile and investment values may rise and fall more rapidly.

Annual report | Regional Bank Fund	25

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II
and Shareholders of John Hancock Regional Bank Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Regional Bank Fund (the “Fund”) at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2011 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2011

26	Regional Bank Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2011.

The Fund designates the maximum amount allowable for the corporate dividends received deduction for the fiscal year ended October 31, 2011.

The Fund designates $40,935,178 as capital gain dividends paid during the year.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

Eligible shareholders will be mailed a 2011 Form 1099-DIV in early 2012. This Form will reflect the tax character of all distributions for calendar year 2011.

Annual report | Regional Bank Fund	27

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Regional Bank Fund (the Fund), a series of John Hancock Investment Trust II (the Trust), met in-person on May 1–3 and June 5–7, 2011 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, Manulife Asset Management (US) LLC (the Subadviser) and the Trust on behalf of the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

The Board consists of eleven individuals, nine of whom are Independent Trustees. Independent Trustees are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have hired independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairperson. The Board has established four standing committees that are composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts/Operations Committee. Additionally, Investment Performance Committees A and B are standing committees of the Board that are each composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A oversees and monitors matters relating to the investment performance of the Fund. The Board has also designated an Independent Trustee as Vice Chairperson to serve in the absence of the Chairperson. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 1–3, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Morningstar, Inc. (Morningstar) on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a Category and a subset of the Category referred to as the Peer Group, each as determined by Morningstar, and with the Fund’s benchmark index. The Category includes all funds that invest similarly to the way the Fund invests. The Peer Group represents funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadviser or their affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as institutional clients and other investment companies, having similar investment mandates, as well as the performance of those other clients and a

28	Regional Bank Fund | Annual report

comparison of the services provided to those other clients and the services provided to the Fund; (c) the impact of economies of scale; (d) a summary of aggregate amounts paid by the Fund to the Adviser; and (e) sales and redemption data regarding the Fund’s shares.

At an in-person meeting held on May 1–3, 2011, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 1–3, 2011 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 5–7, 2011, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement between the Adviser and the Fund and the Subadvisory Agreement among the Fund, the Adviser and the Subadviser, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as payments made to and by the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and its affiliate’s transfer agency operations and considered the Adviser’s and its affiliate’s policies and procedures for assuring compliance with applicable laws and regulations.

Annual report | Regional Bank Fund	29

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and the services they provide to other clients. For other clients that are not mutual funds, the differences in services relate to the greater share purchase and redemption activity in a mutual fund, the generally higher turnover of mutual fund portfolio holdings, the more burdensome regulatory and legal obligations of mutual funds and the higher marketing costs for mutual funds. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Morningstar, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Morningstar data that was prepared by the Adviser, which analyzed various factors that may affect the Morningstar rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Morningstar Category as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Morningstar to select the funds in the Category. The Board also considered updated performance information provided by the Adviser at its May and June 2011 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund over certain time periods ended December 31, 2010 and that of its Category and benchmark index over the same periods:

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Regional Bank Fund Class A	14.95%	–2.88%	–3.24%	2.26%
Financial Category Average	11.78%	–8.00%	–4.45%	1.32%
S&P 1500 Banks Index TR	19.20%	–15.47%	–13.32%	—

The Board noted that the Fund’s performance compared favorably to the average performance of its Category for all periods shown. The Board noted that, although the Fund had underperformed its benchmark index’s performance over the one-year period, the Fund had outperformed its benchmark index’s performance over all other periods shown.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Peer Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other clients with similar investment mandates, including separately managed institutional accounts.

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees

30	Regional Bank Fund | Annual report

(e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio). The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group median. As part of its analysis, the Board reviewed the Adviser’s methodology in allocating its costs to the management of the Fund and the Fund complex.

The Board noted that the Fund’s advisory fee ratio was three basis points above the Peer Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios for Class A shares contained in the Fund’s financial statements in relation with the Fund’s Peer Group median provided by Morningstar in April 2011:

	FUND (CLASS A)	PEER GROUP MEDIAN

Advisory Fee Ratio	0.79%	0.76%
Gross Expense Ratio	1.38%	1.51%
Net Expense Ratio	1.38%	1.49%

The Board also received and considered information relating to the Fund’s Gross Expense Ratio that reflected the new methodology for calculating transfer agent fees that was approved by the Trustees at the June 2010 meeting, which has had the effect of lowering the expense ratio.

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the year ended December 31, 2009. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board considered the profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered the assumptions and methodology for allocating expenses in the Subadviser’s profitability analysis.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. To ensure that any economies are reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the contractual advisory fee rate.

Annual report | Regional Bank Fund	31

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board unanimously approved the continuation of the Advisory Agreement between the Adviser and the Fund for an additional one-year term. The Subadvisory Agreement among the Fund, the Adviser and the Subadviser was also approved for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

32	Regional Bank Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven R. Pruchansky, Born: 1944	2005	46

Chairman (since January 2011); Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000);
Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

James F. Carlin, Born: 1940	2005	46

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance
Agency, Inc. (since 1995); Chairman and Chief Executive Officer, CIMCO, LLC (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	2005	46

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson, Born: 1952	2008	46

President, Cambridge College, Cambridge, Massachusetts (since May 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–May 2011); Board of Directors of Eastern Bank
Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001);
Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of Boston
Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Charles L. Ladner,[2,3] Born: 1938	2004	46

Vice Chairman (since March 2011); Chairman and Trustee, Dunwoody Village, Inc. (retirement services)
(since 2008); Director, Philadelphia Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(Cooperating Association, National Park Service) (until 2005).

Annual report | Regional Bank Fund	33

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Stanley Martin,[2] Born: 1947	2008	46

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore,[2] Born: 1939	1991	46

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Patti McGill Peterson,[2] Born: 1943	1993	46

Presidential Advisor for Global Initiatives, American Council on Education (since 2011); Chairperson of the Board of the Trust (during 2009 and 2010); Principal, PMP Globalinc (consulting) (2007–2011);
Senior Associate, Institute for Higher Education Policy (2007–2011); Executive Director, CIES
(international education agency) (until 2007); Vice President, Institute of International Education (until
2007); Former President Wells College, St. Lawrence University and the Association of Colleges and
Universities of the State of New York. Director of the following: Mutual Fund Directors Forum (since
2011); Niagara Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997);
ONBANK (until 1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison
(since 2007); Ford Foundation, International Fellowships Program (until 2007); UNCF, International
Development Partnerships (until 2005); Roth Endowment (since 2002); Council for International
Educational Exchange (since 2003).

Gregory A. Russo, Born: 1949	2009	46

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[4]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie, Born: 1959	2010	46

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior
Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

34	Regional Bank Fund | Annual report

Non-Independent Trustees4 (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	46

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
John Hancock Asset Management a division of Manulife Asset Management (US) LLC (since 2005);
Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales
Force Marketing Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock
Variable Insurance Trust (since 2006); Senior Vice President, Product Management and Development,
John Hancock Funds, LLC (until 2009).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual
Select Funds and MassMutual Premier Funds (2004–2006).

Annual report | Regional Bank Fund	35

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock closed-end funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since
October 2010) and (2007–2009); Assistant Treasurer, John Hancock retail funds (2007–2009);
Assistant Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management
Research Company (2005–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Member of Audit Committee.

3 Mr. Ladner’s term of office will end when he retires as a Trustee on 12-31-11.

4 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

36	Regional Bank Fund | Annual report

More information

Trustees	Investment adviser
Steven R. Pruchansky, Chairman	John Hancock Advisers, LLC
James F. Carlin
William H. Cunningham	Subadviser
Deborah C. Jackson	John Hancock Asset Management a division of
Charles L. Ladner,* Vice Chairman	Manulife Asset Management (US) LLC
Stanley Martin*
Hugh McHaffie†	Principal distributor
Dr. John A. Moore*	John Hancock Funds, LLC
Patti McGill Peterson*
Gregory A. Russo	Custodian
John G. Vrysen†	State Street Bank and Trust Company

Officers	Transfer agent
Keith F. Hartstein	John Hancock Signature Services, Inc.
President and Chief Executive Officer
Legal counsel
Andrew G. Arnott	K&L Gates LLP
Senior Vice President and Chief Operating Officer
Independent registered
Thomas M. Kinzler	public accounting firm
Secretary and Chief Legal Officer	PricewaterhouseCoopers LLP

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

Annual report | Regional Bank Fund	37

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Regional Bank Fund.	0100A 10/11
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	12/11

John Hancock
MUTUAL FUNDS

John Hancock
Small Cap Equity Fund

Annual Report
10.31.11

A look at performance

Total returns for the period ended October 31, 2011

	Average annual total returns (%)			Cumulative total returns (%)
	with maximum sales charge			with maximum sales charge

	1-year	5-year	10-year	1-year	5-year	10-year

Class A	1.01	–0.34	2.79	1.01	–1.69	31.67

Class B	0.61	–0.43	2.72	0.61	–2.16	30.79

Class C	4.58	–0.02	2.59	4.58	–0.09	29.14

Class I1	6.80	1.31	3.96	6.80	6.71	47.44

Class R6[1,2]	7.03	1.32	3.96	7.03	6.75	47.47

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class I and Class R6 shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial highlights tables in this report. For all classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R6
Net/Gross (%)	1.36	2.06	2.06	0.89	0.87

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

6 Small Cap Equity Fund | Annual report

		Without	With maximum
	Start date	sales charge	sales charge	Index

Class B3	10-31-01	$13,079	$13,079	$17,974

Class C3	10-31-01	12,914	12,914	17,974

Class I1	10-31-01	14,744	14,744	17,974

Class R6[1,2]	10-31-01	14,747	14,747	17,974

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Class C shares investment with a maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04.

Russell 2000 Growth Index is an unmanaged index of stocks in the Russell 2000 Index with high price-to-book ratios and higher forecasted values.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or direct expenses, which would have resulted in lower values if they did.

1 For certain types of investors, as described in the Fund’s prospectuses.

2 The inception date of Class R6 is 9-1-11; returns prior to that date are those of Class A shares that have been recalculated to apply the gross fees and expense of Class R6 shares.

3 No contingent deferred sales charge is applicable.

Annual report | Small Cap Equity Fund 7

Management’s discussion of
Fund performance

By John Hancock Asset Management a division of Manulife Asset Management (US) LLC

The U.S. stock market advanced during the 12 months ended October 31, 2011, overcoming some wide swings in investor confidence. Stocks rose steadily throughout the first half of the period as promising signs of accelerating economic activity raised expectations for a sustainable economic recovery. By the spring of 2011, however, economic activity in developed nations began to decelerate, the sovereign debt crisis in Europe took a turn for the worse and in the U.S. politicians bickered about raising the federal debt ceiling. The resulting uncertainty led to an abrupt reversal in the equity market as stocks tumbled from May through September. The market finished the period on a positive note, rebounding in October amid better news on both the economic front and the crisis in Europe.

For the year ended October 31, 2011, John Hancock Small Cap Equity Fund’s Class A shares posted a total return of 6.34% at net asset value, trailing both the 8.84% return of the average small growth fund, according to Morningstar Inc., and the 9.84% return of the Fund’s benchmark, the Russell 2000 Growth Index. The Fund’s underperformance of its benchmark index and peer group average was driven largely by a tactical shift toward economically sensitive stocks, which we found attractive from a risk/reward perspective in the first half of the period. However, these securities underperformed significantly during the market downturn in the last six months of the period. The most significant individual detractors included marine electronics maker KVH Industries, Inc., gaming equipment maker WMS Industries, Inc. and language software maker Rosetta Stone, Inc. On the positive side, the top contributors in the portfolio were potash producer Karnalyte Resources, Inc., energy exploration and production company Brigham Exploration Co., and mattress maker Tempur-Pedic International, Inc. In October, Brigham agreed to be acquired by Norwegian energy company Statoil. Furthermore, when the market bottomed in early October, we found multiple opportunities to pick up what we consider great businesses at extremely attractive prices.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Investments in smaller companies may involve greater risks than those in larger, more well-known companies. See the prospectus for the risks of investing in small-cap stocks. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

8 Small Cap Equity Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2011 with the same investment held until October 31, 2011.

	Account value	Ending value	Expenses paid during
	on 5-1-11	on 10-31-11	period ended 10-31-11[1]

Class A	$1,000.00	$814.30	$5.94

Class B	1,000.00	811.90	9.13

Class C	1,000.00	811.70	9.13

Class I	1,000.00	816.10	4.07

For the class noted below, the example assumes an account value of $1,000 on September 1, 2011, with the same investment held until October 31, 2011.

	Account value	Ending value	Expenses paid during
	on 9-1-11	on 10-31-11	period ended 10-31-11[2]

Class R6	$1,000.00	$997.90	$1.49

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Small Cap Equity Fund 9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2011, with the same investment held until October 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 5-1-11	on 10-31-11	period ended 10-31-11[3]

Class A	$1,000.00	$1,018.70	$6.61

Class B	1,000.00	1,015.10	10.16

Class C	1,000.00	1,015.10	10.16

Class I	1,000.00	1,020.70	4.53

Class R6	1,000.00	1,020.70	4.53

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.30%, 2.00%, 2.00%, and 0.89% for Class A, Class B, Class C, and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2 Expenses are equal to the Fund’s annualized expense ratio of 0.89% for Class R6 shares, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the period).

3 Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10 Small Cap Equity Fund | Annual report

Portfolio summary

Top 10 Holdings (25.3% of Net Assets on 10-31-11)[1,2]

Imax Corp.	3.4%	VeriFone Systems, Inc.	2.3%

Hexcel Corp.	3.1%	Trex Company, Inc.	2.3%

Cavium Inc.	2.9%	Lufkin Industries, Inc.	2.2%

Cardtronics, Inc.	2.5%	BroadSoft, Inc.	2.2%

KVH Industries, Inc.	2.3%	Mednax, Inc.	2.1%

Sector Composition[1,3]

Information Technology	30%	Energy	9%

Consumer Discretionary	15%	Financials	5%

Industrials	15%	Consumer Staples	2%

Health Care	11%	Short-Term Investments	3%

Materials	10%

1 As a percentage of net assets on 10-31-11.

2 Cash and cash equivalents not included.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Small Cap Equity Fund 11

Fund’s investments

As of 10-31-11

	Shares	Value
Common Stocks 96.81%		$399,702,563

(Cost $375,419,438)

Consumer Discretionary 14.83%		61,212,214

Diversified Consumer Services 0.76%

Global Education & Technology Group, Ltd., ADR (I)	853,311	3,140,184

Hotels, Restaurants & Leisure 2.70%

Bally Technologies, Inc. (I)	180,491	6,546,409

Bravo Brio Restaurant Group, Inc. (I)	41,853	813,204

Buffalo Wild Wings, Inc. (I)	57,100	3,781,162

Household Durables 3.19%

iRobot Corp. (I)(L)	249,755	8,456,704

Tempur-Pedic International, Inc. (I)	69,244	4,712,747

Internet & Catalog Retail 1.02%

HomeAway, Inc. (I)	127,181	4,203,332

Media 3.42%

Imax Corp. (I)	733,974	14,114,320

Specialty Retail 2.82%

Lumber Liquidators Holdings, Inc. (I)	469,341	7,026,035

Teavana Holdings, Inc. (I)	201,859	4,614,497

Textiles, Apparel & Luxury Goods 0.92%

G-III Apparel Group, Ltd. (I)	134,928	3,803,620

Consumer Staples 1.94%		8,006,261

Food Products 1.94%

Darling International, Inc. (I)	571,060	8,006,261

Energy 8.82%		36,405,009

Energy Equipment & Services 3.33%

Lufkin Industries, Inc.	155,183	9,169,763

Pioneer Drilling Company (I)	464,399	4,592,906

Oil, Gas & Consumable Fuels 5.49%

Africa Oil Corp. (I)	2,699,992	4,388,249

Americas Petrogas, Inc.	4,319,896	7,281,089

BlackPearl Resources, Inc. (I)	1,008,442	4,805,718

Ivanhoe Energy, Inc. (I)	4,024,295	5,070,612

Solazyme, Inc. (I)	107,834	1,096,672

12 Small Cap Equity Fund | Annual report	See notes to financial statements

	Shares	Value
Financials 4.60%		$18,977,674

Capital Markets 3.11%

Evercore Partners, Inc., Class A	312,892	8,585,756

Solar Senior Capital, Ltd.	283,653	4,246,285

Consumer Finance 1.49%

Cash America International, Inc.	112,249	6,145,633

Health Care 11.18%		46,168,245

Health Care Equipment & Supplies 5.18%

Align Technology, Inc. (I)(L)	373,116	8,592,861

Arthrocare Corp. (I)	112,676	3,397,181

SonoSite, Inc. (I)	141,032	4,370,582

Thoratec Corp. (I)	138,426	5,053,933

Health Care Providers & Services 3.54%

Coventry Health Care, Inc. (I)	180,324	5,736,106

Mednax, Inc. (I)	134,870	8,874,446

Pharmaceuticals 2.46%

Impax Laboratories, Inc. (I)	232,094	4,388,898

Par Pharmaceutical Companies, Inc. (I)	188,047	5,754,238

Industrials 15.53%		64,124,539

Aerospace & Defense 7.11%

BE Aerospace, Inc. (I)	185,514	6,999,443

Hexcel Corp. (I)	511,769	12,645,812

The KEYW Holding Corp. (I)	560,239	4,706,008

Triumph Group, Inc.	86,077	5,001,074

Airlines 2.02%

Copa Holdings SA, Class A	120,902	8,350,701

Building Products 3.64%

Quanex Building Products Corp.	390,881	5,765,495

Trex Company, Inc. (I)	500,974	9,258,000

Machinery 1.67%

Graham Corp.	300,066	6,913,521

Professional Services 1.09%

RPX Corp. (I)	288,206	4,484,485

Information Technology 29.95%		123,673,212

Communications Equipment 2.31%

KVH Industries, Inc. (I)(V)	1,297,725	9,551,256

Internet Software & Services 7.20%

Ancestry.com, Inc. (I)(L)	354,656	8,075,517

Bankrate, Inc. (I)	382,356	7,444,471

Demand Media, Inc. (I)	481,353	3,355,030

TechTarget, Inc. (I)	797,832	5,911,935

XO Group, Inc. (I)	534,141	4,930,121

IT Services 4.82%

Cardtronics, Inc. (I)	419,830	10,466,362

VeriFone Systems, Inc. (I)	223,955	9,453,141

See notes to financial statements	Annual report | Small Cap Equity Fund 13

		Shares	Value
Semiconductors & Semiconductor Equipment 4.70%

Cavium Inc. (I)		365,402	$11,944,991

Ceva, Inc. (I)		240,591	7,475,162

Software 10.92%

BroadSoft, Inc. (I)		250,213	9,007,668

Concur Technologies, Inc. (I)(L)		189,652	8,822,611

Fortinet, Inc. (I)		288,760	6,658,806

Monotype Imaging Holdings, Inc. (I)		588,642	7,987,872

RealPage, Inc. (I)		85,186	2,244,651

Rosetta Stone, Inc. (I)		158,971	1,578,582

Ultimate Software Group, Inc. (I)		145,647	8,765,036

Materials 9.96%			41,135,409

Chemicals 4.00%

Karnalyte Resources, Inc. (I)		383,427	6,612,601

LSB Industries, Inc. (I)		111,464	3,949,170

Neo Material Technologies, Inc. (I)		771,188	5,965,247

Metals & Mining 5.96%

Avalon Rare Metals, Inc.		1,585,327	5,280,448

Carpenter Technology Corp.		106,330	6,031,038

Focus Metals, Inc.		1,746,097	1,208,735

Pretium Resources, Inc. (I)		584,158	5,802,021

San Gold Corp. (I)		3,041,611	6,286,149

Warrants 0.04%			$152,215

(Cost $0)

Focus Metals Inc. (Expiration Date: 5-13-13, Strike Price: CAD 1.25) (I)		873,048	96,348

Frontier Rare Earths, Ltd. (Expiration Date: 11-30-12, Strike Price:
CAD 4.60) (I)		558,105	55,867

	Yield (%)	Shares	Value
Securities Lending Collateral 0.63%			$2,614,474

(Cost $2,613,052)

John Hancock Collateral Investment Trust (W)	0.2824 (Y)	261,280	2,614,474

		Par value	Value
Short-Term Investments 0.34%			$1,420,000

(Cost $1,420,000)

Repurchase Agreement 0.34%			1,420,000
Repurchase Agreement with State Street Corp. dated 10-31-11 at
0.010% to be repurchased at $1,420,000 on 11-1-11, collateralized by $1,420,000 Federal Home Loan Mortgage Corp., 2.250% due
3-15-16 (valued at $1,452,544, including interest)		$1,420,000	1,420,000

Total investments (Cost $379,452,490)† 97.82%			$403,889,252

Other assets and liabilities, net 2.18%			$9,005,779

Total net assets 100.00%			$412,895,031

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

14 Small Cap Equity Fund | Annual report	See notes to financial statements

Notes to Schedule of Investments

ADR American Depositary Receipts

CAD Canadian Dollar

(I) Non-income producing security.

(L) All or a portion of this security is on loan as of 10-31-11.

(V) The Fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the Fund. For more information on this security, refer to Note 8 of the Notes to financial statements.

(W) Investment is an affiliate of the Fund, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.

(Y) The rate shown is the annualized seven-day yield as of 10-31-11.

† At 10-31-11, the aggregate cost of investment securities for federal income tax purposes was $387,099,551. Net unrealized appreciation aggregated $16,789,701, of which $68,418,098 related to appreciated investment securities and $51,628,397 related to depreciated investment securities.

See notes to financial statements	Annual report | Small Cap Equity Fund 15

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-11

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $359,855,612) including
$2,538,630 of securities loaned (Note 2)	$391,723,522
Investments in affiliated issuers, at value (Cost $19,596,878) (Notes 2, 8)	12,165,730

Total investments, at value (Cost $379,452,490)	403,889,252
Cash	11,868,203
Foreign currency, at value (Cost $179,206)	181,292
Cash segregated at custodian for options collateral	619,000
Receivable for investments sold	4,050,079
Receivable for fund shares sold	236,045
Dividends and interest receivable	45,760
Receivable for securities lending income	749
Other receivables and prepaid expenses	108,891

Total assets	420,999,271

Liabilities

Payable for investments purchased	4,270,582
Payable for fund shares repurchased	585,401
Payable upon return of securities loaned (Note 2)	2,616,125
Written options, at value (Premiums received $289,998) (Note 3)	346,294
Payable to affiliates
Accounting and legal services fees	7,303
Transfer agent fees	66,032
Distribution and service fees	20,712
Trustees’ fees	76,360
Other liabilities and accrued expenses	115,431

Total liabilities	8,104,240

Net assets

Paid-in capital	$577,420,162
Undistributed net investment income	84,978
Accumulated net realized loss on investments, written options and foreign
currency transactions	(188,992,661)
Net unrealized appreciation (depreciation) on investments, written options
and translation of assets and liabilities in foreign currencies	24,382,552

Net assets	$412,895,031

16 Small Cap Equity Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($347,371,084 ÷ 15,348,512 shares)	$22.63
Class B ($23,955,074 ÷ 1,170,737 shares)[1]	$20.46
Class C ($26,088,243 ÷ 1,274,432 shares)[1]	$20.47
Class I ($15,380,824 ÷ 640,632 shares)	$24.01
Class R6 ($99,806 ÷ 4,156 shares)	$24.01

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$23.82

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Small Cap Equity Fund 17

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-11

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$1,355,664
Securities lending	919,415
Interest	40,128
Less foreign taxes withheld	(3,164)

Total investment income	2,312,043

Expenses
Investment management fees (Note 5)	3,378,390
Distribution and service fees (Note 5)	1,806,484
Accounting and legal services fees (Note 5)	79,183
Transfer agent fees (Note 5)	859,414
Trustees’ fees (Note 5)	36,930
State registration fees	52,041
Printing and postage	87,882
Professional fees	48,384
Custodian fees	104,549
Registration and filing fees	22,522
Other	35,819

Total expenses	6,511,598
Less expense reductions (Note 5)	(2)

Net expenses	6,511,596

Net investment loss	(4,199,553)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	95,813,918
Investments in affiliated issuers	21,644
Realized loss on investments not meeting investment restrictions (Note 2)	(558,576)
Payment from investment adviser for loss on investments not meeting
investment restrictions (Note 2)	558,576
Written options (Note 3)	(310,368)
Foreign currency transactions	17,111
95,542,305
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(54,728,154)
Investments in affiliated issuers	(7,464,470)
Written options (Note 3)	(56,296)
Translation of assets and liabilities in foreign currencies	(206,615)
(62,455,535)

Net realized and unrealized gain	33,086,770

Increase in net assets from operations	$28,887,217

18 Small Cap Equity Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-11	10-31-10
Increase (decrease) in net assets

From operations
Net investment loss	($4,199,553)	($4,846,599)
Net realized gain	95,542,305	49,096,905
Change in net unrealized appreciation (depreciation)	(62,455,535)	61,261,151

Increase in net assets resulting from operations	28,887,217	105,511,457

Distributions to shareholders
From net investment income
Class A	(2,420,515)	—
Class B	(11,511)	—
Class C	(17,583)	—
Class I	(146,578)	—

Total distributions	(2,596,187)	—

From Fund share transactions (Note 6)	(42,686,219)	(17,959,718)

Total increase (decrease)	(16,395,189)	87,551,739

Net assets

Beginning of year	429,290,220	341,738,481

End of year	$412,895,031	$429,290,220

Undistributed net investment income (loss)	$84,978	($3,670,515)

See notes to financial statements	Annual report | Small Cap Equity Fund 19

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	10-31-11	10-31-10	10-31-09	10-31-08	10-31-07

Per share operating performance

Net asset value, beginning of year	$21.41	$16.27	$12.58	$24.60	$22.00
Net investment loss[1]	(0.20)	(0.21)	(0.18)	(0.18)[2]	(0.26)
Net realized and unrealized gain (loss)
on investments	1.57	5.35	3.87	(11.84)	2.86
Total from investment operations	1.37	5.14	3.69	(12.02)	2.60
Less distributions
From net investment income	(0.15)	—	—	—	—
Net asset value, end of year	$22.63	$21.41	$16.27	$12.58	$24.60
Total return (%)[3]	6.34[4]	31.59[5]	29.33[5]	(48.86)[5]	11.82

Ratios and supplemental data

Net assets, end of year (in millions)	$347	$361	$279	$240	$539
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	1.47	1.77[6]	1.49	1.40
Expenses net of fee waivers and credits	1.28	1.47	1.71[6]	1.49	1.40
Net investment loss	(0.80)	(1.11)	(1.30)	(0.95)[2]	(1.14)
Portfolio turnover (%)	110	79[7]	103	58	35

1 Based on the average daily shares outstanding.
2 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund, which amounted to $0.07 and 0.35%, respectively.
3 Does not reflect the effect of sales charges, if any.
4 The Fund’s total return includes a reimbursement from the adviser due to an investment violation, which impacted the net realized gain (loss) by $0.03 per share, otherwise the total return would have been lower.
5 Total returns would have been lower had certain expenses not been reduced during the periods shown.
6 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.
7 Excludes merger activity.

20 Small Cap Equity Fund | Annual report	See notes to financial statements

CLASS B SHARES Period ended	10-31-11	10-31-10	10-31-09	10-31-08	10-31-07

Per share operating performance

Net asset value, beginning of year	$19.38	$14.83	$11.55	$22.77	$20.50
Net investment loss[1]	(0.33)	(0.32)	(0.25)	(0.31)[2]	(0.40)
Net realized and unrealized gain (loss)
on investments	1.42	4.87	3.53	(10.91)	2.67
Total from investment operations	1.09	4.55	3.28	(11.22)	2.27
Less distributions
From net investment income	(0.01)	—	—	—	—
Net asset value, end of year	$20.46	$19.38	$14.83	$11.55	$22.77
Total return (%)[3]	5.61[4]	30.68[5]	28.40[5]	(49.28)[5]	11.07

Ratios and supplemental data

Net assets, end of year (in millions)	$24	$30	$37	$46	$146
Ratios (as a percentage of average net assets):
Expenses before reductions	1.98	2.20	2.49[6]	2.19	2.10
Expenses net of fee waivers and credits	1.98	2.20	2.45[6]	2.19	2.10
Net investment loss	(1.47)	(1.84)	(2.03)	(1.70)[2]	(1.84)
Portfolio turnover (%)	110	79[7]	103	58	35

1 Based on the average daily shares outstanding.
2 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund, which amounted to $0.06 and 0.35%, respectively.
3 Does not reflect the effect of sales charges, if any.
4 The Fund’s total return includes a reimbursement from the adviser due to an investment violation, which impacted the net realized gain (loss) by $0.03 per share, otherwise the total return would have been lower.
5 Total returns would have been lower had certain expenses not been reduced during the periods shown.
6 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.
7 Excludes merger activity.

CLASS C SHARES Period ended	10-31-11	10-31-10	10-31-09	10-31-08	10-31-07

Per share operating performance

Net asset value, beginning of year	$19.40	$14.84	$11.56	$22.77	$20.50
Net investment loss[1]	(0.33)	(0.31)	(0.26)	(0.30)[2]	(0.40)
Net realized and unrealized gain (loss)
on investments	1.41	4.87	3.54	(10.91)	2.67
Total from investment operations	1.08	4.56	3.28	(11.21)	2.27
Less distributions
From net investment income	(0.01)	—	—	—	—
Net asset value, end of year	$20.47	$19.40	$14.84	$11.56	$22.77
Total return (%)[3]	5.58[4]	30.73[5]	28.37[5]	(49.23)[5]	11.07

Ratios and supplemental data

Net assets, end of year (in millions)	$26	$27	$18	$17	$43
Ratios (as a percentage of average net assets):
Expenses before reductions	1.98	2.17	2.49[6]	2.19	2.10
Expenses net of fee waivers and credits	1.98	2.17	2.43[6]	2.19	2.10
Net investment loss	(1.50)	(1.81)	(2.01)	(1.67)[2]	(1.84)
Portfolio turnover (%)	110	79[7]	103	58	35

1 Based on the average daily shares outstanding.
2 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund, which amounted to $0.06 and 0.35%, respectively.
3 Does not reflect the effect of sales charges, if any.
4 The Fund’s total return includes a reimbursement from the adviser due to an investment violation, which impacted the net realized gain (loss) by $0.03 per share, otherwise the total return would have been lower.
5 Total returns would have been lower had certain expenses not been reduced during the periods shown.
6 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.
7 Excludes merger activity.

See notes to financial statements	Annual report | Small Cap Equity Fund 21

CLASS I SHARES Period ended	10-31-11	10-31-10	10-31-09	10-31-08	10-31-07

Per share operating performance

Net asset value, beginning of year	$22.71	$17.16	$13.16	$25.57	$22.73
Net investment loss[1]	(0.13)	(0.11)	(0.07)	(0.12)[2]	(0.14)
Net realized and unrealized gain (loss)
on investments	1.69	5.66	4.07	(12.29)	2.98
Total from investment operations	1.56	5.55	4.00	(12.41)	2.84
Less distributions
From net investment income	(0.26)	—	—	—	—
Net asset value, end of year	$24.01	$22.71	$17.16	$13.16	$25.57
Total return (%)	6.80[3]	32.34[4]	30.40[4]	(48.53)[4]	12.49

Ratios and supplemental data

Net assets, end of year (in millions)	$15	$11	$8	$3	$34
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	0.90	0.91[5]	0.84	0.83
Expenses net of fee waivers and credits	0.87	0.90	0.91[5]	0.84	0.83
Net investment loss	(0.50)	(0.53)	(0.49)	(0.57)[2]	(0.59)
Portfolio turnover (%)	110	79[6]	103	58	35

1 Based on the average daily shares outstanding.
2 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund, which amounted to $0.07 and 0.35%, respectively.
3 The Fund’s total return includes a reimbursement from the adviser due to an investment violation, which impacted the net realized gain (loss) by $0.03 per share, otherwise the total return would have been lower.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.
6 Excludes merger activity.

CLASS R6 SHARES Period ended	10-31-11[1]

Per share operating performance

Net asset value, beginning of period	$24.06
Net investment loss[2]	(0.03)
Net realized and unrealized loss on investments	(0.02)
Total from investment operations	(0.05)
Net asset value, end of period	$24.01
Total return (%)	(0.21)[3,4]

Ratios and supplemental data

Net assets, end of year (in millions)	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91[6]
Expenses net of fee waivers and credits	0.89[6]
Net investment loss	(0.74)[6]
Portfolio turnover (%)	110[4,7]

1 Period from 9-1-11 (inception date) to 10-31-11.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.
7 Portfolio turnover is shown for the period from 11-1-10 to 10-31-11.

22 Small Cap Equity Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Small Cap Equity Fund (the Fund) is a diversified series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A, Class B and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available to only certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase. Under certain circumstances, Class I shares may be exchanged for Class R6 shares within one year after the commencement of operations of Class R6 shares.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual report | Small Cap Equity Fund 23

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2011, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-11	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Consumer Discretionary	$61,212,214	$61,212,214	—	—
Consumer Staples	8,006,261	8,006,261	—	—
Energy	36,405,009	36,405,009	—	—
Financials	18,977,674	18,977,674	—	—
Health Care	46,168,245	46,168,245	—	—
Industrials	64,124,539	64,124,539	—	—
Information Technology	123,673,212	123,673,212	—	—
Materials	41,135,409	41,135,409	—	—
Warrants	152,215	152,215	—	—
Securities Lending
Collateral	2,614,474	2,614,474	—	—
Short-Term Investments
Repurchase Agreement	1,420,000	—	$1,420,000	—

Total Investments in
Securities	$403,889,252	$402,469,252	$1,420,000	—
Written Options	—	($346,294)	—	—

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. During the year ended October 31, 2011, there were no significant transfers into or out of Level 1, Level 2 or Level 3 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Funds in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest

24 Small Cap Equity Fund | Annual report

receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

During the year ended October 31, 2011, the Fund realized losses of $558,576 on the disposal of investments not meeting the Fund’s respective investment guidelines, which was reimbursed by the adviser.

Securities lending. The Fund may lend its securities to earn additional income. It receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its collateral in JHCIT, an affiliate of the Fund, and as a result, the Fund will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Foreign currency translation. Assets, including investments, and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $100 million unsecured committed line of credit. Prior to March 30, 2011, the Fund had a similar agreement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. For the year ended October 31, 2011, the Fund had no borrowings under the line of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual report | Small Cap Equity Fund 25

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $188,276,251 available to offset future net realized capital gains as of October 31, 2011. Availability of a certain amount of the loss carryforward, which was acquired in a merger, may be limited in a given year. The following table details the capital loss carryforward available as of October 31, 2011.

CAPITAL LOSS CARRYFORWARD EXPIRING AT OCTOBER 31

2015	2016	2017

$5,343,313	$136,499,066	$46,433,872

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2011 and October 31, 2010 was as follows:

	OCTOBER 31, 2011	OCTOBER 31, 2010

Ordinary Income	$2,596,187	$—

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2011, the components of distributable earnings on a tax basis included $7,134,447 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and passive foreign investment companies.

26 Small Cap Equity Fund | Annual report

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities.

Options listed on an exchange are valued at their closing price. If no closing price is available, then they are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. When the Fund purchases an option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the Fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Fund.

Annual report | Small Cap Equity Fund 27

During the year ended October 31, 2011, the Fund used purchased options to gain exposure to certain securities markets. During the year ended October 31, 2011, the Fund held purchased options with market values up to $932,500, as measured at each quarter end. There were no open purchased options contracts at October 31, 2011.

During the year ended October 31, 2011, the Fund wrote option contracts to manage against anticipated changes in securities markets. The following tables summarize the Fund’s written options activities during the year ended October 31, 2011 and the contracts held at October 31, 2011.

		NUMBER OF CONTRACTS		PREMIUMS RECEIVED (PAID)

Outstanding, beginning of period			—		—
Options written			25,867		$1,568,843
Options closed			(18,431)		(1,278,845)
Options expired			—		—
Outstanding, end of period			7,436		$289,998

	EXERCISE	EXPIRATION	NUMBER OF
NAME OF ISSUER	PRICE	DATE	CONTRACTS	PREMIUM	VALUE

Puts

KEYW Holding Corp.	$7.50	Nov 2011	7,436	$289,998	($346,294)
			7,436	$289,998	($346,294)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at October 31, 2011 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Equity contracts	Written options, at value	Options	—	($346,294)

Total				($346,294)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2011:

		INVESTMENTS	WRITTEN
	STATEMENT OF OPERATIONS	(PURCHASED	OPTIONS
RISK	LOCATION	OPTIONS)	CONTRACTS	TOTAL

Equity contracts	Net realized gain (loss)	$1,143,804	($310,368)	$833,436

Total		$1,143,804	($310,368)	$833,436

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2011:

RISK	STATEMENT OF OPERATIONS LOCATION	WRITTEN OPTIONS CONTRACTS

Equity contracts	Change in unrealized appreciation (depreciation)	($56,296)

Total		($56,296)

28 Small Cap Equity Fund | Annual report

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.70% of the first $1,000,000,000 of the Fund’s average daily net assets; and (b) 0.685% of the Fund’s average daily net assets in excess of $1,000,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management, a division of Manulife Asset Management (US) LLC (formerly MFC Global Investment Management (U.S.), LLC), an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.64%, 2.34%, 2.34%, 1.09% and 0.89% for Class A, Class B, Class C, Class I and Class R6 shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest, litigation and extraordinary expenses, acquired fund fee expenses paid indirectly and short dividend expense. The current expense limitation agreement expires February 29, 2012, for all classes except Class R6 which expires February 28, 2013, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at the time.

Accordingly, the expense reductions or reimbursements related to the agreement was $2 for Class R6 shares for the year ended October 31, 2011.

The investment management fees incurred for the year ended October 31, 2011 were equivalent to a net annual effective rate of 0.70% of the Fund’s daily net assets.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2011, amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Annual report | Small Cap Equity Fund 29

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b–1 FEE

Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $168,828 for the year ended October 31, 2011. Of this amount, $23,479 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $17,690 was paid as sales commissions to broker-dealers and $127,659 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a broker-dealer affiliate of the Adviser.

Class B and Class C shares are subject to contingent deferred sales charges (CDSCs). Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2011, CDSCs received by the Distributor amounted to $41,028 and $6,041 for Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2011 were:

	DISTRIBUTION	TRANSFER
CLASS	AND SERVICE FEES	AGENT FEES

Class A	$1,205,559	$735,254
Class B	301,797	55,106
Class C	299,128	54,758
Class I	—	14,290
Class R6	—	6
Total	$1,806,484	$859,414

30 Small Cap Equity Fund | Annual report

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

Note 6 — Fund share transactions

Transactions in Fund shares for the year ended October 31, 2011 and for the year ended October 31, 2010 were as follows:

	Year ended 10-31-11[1]		Year ended 10-31-10
	Shares	Amount	Shares	Amount
Class A shares

Sold	2,755,117	$68,642,944	2,017,674	$38,630,556
Issued in reorganization (Note 9)	—	—	1,617,427	29,997,835
Distributions reinvested	88,463	2,104,544	—	—
Repurchased	(4,348,640)	(107,751,285)	(3,916,290)	(73,879,147)

Net decrease	(1,505,060)	($37,003,797)	(281,189)	($5,250,756)

Class B shares

Sold	147,085	$3,311,410	145,556	$2,514,424
Issued in reorganization (Note 9)	—	—	170,339	2,875,127
Distributions reinvested	489	10,577	—	—
Repurchased	(545,249)	(12,142,351)	(1,211,561)	(21,038,500)

Net decrease	(397,675)	($8,820,364)	(895,666)	($15,648,949)

Class C shares

Sold	179,242	$4,161,058	85,695	$1,502,070
Issued in reorganization (Note 9)	—	—	451,828	7,632,498
Distributions reinvested	591	12,804	—	—
Repurchased	(298,966)	(6,573,392)	(370,933)	(6,417,195)

Net increase (decrease)	(119,133)	($2,399,530)	166,590	$2,717,373

Class I shares

Sold	885,451	$23,580,847	205,187	$4,163,294
Issued in reorganization (Note 9)	—	—	109,640	2,148,032
Distributions reinvested	5,180	130,287	—	—
Repurchased	(734,928)	(18,273,662)	(308,319)	(6,088,712)

Net increase	155,703	$5,437,472	6,508	$222,614

Class R6 Shares

Sold	4,156	$100,000	—	—

Net increase	4,156	$100,000	—	—

Net decrease	(1,862,009)	($42,686,219)	(1,003,757)	($17,959,718)

Affiliates owned 100% of shares of beneficial interest of Class R6 on October 31, 2011.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $516,607,552, and $548,515,372, respectively, for the year ended October 31, 2011.

Annual report | Small Cap Equity Fund 31

Note 8 – Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended October 31, 2011, is set forth below:

	BEGINNING	ENDING
	SHARE	SHARE	REALIZED	DIVIDEND	ENDING
AFFILIATE	AMOUNT	AMOUNT	GAIN (LOSS)	INCOME	VALUE

KVH Industries, Inc.
Bought: 1,297,725	—	1,297,725	—	—	$9,551,256

Note 9 — Reorganization

On December 2, 2009, the shareholders of John Hancock Small Cap Fund (the Acquired Fund) voted to approve an Agreement and Plan of Reorganization (the Agreement) in exchange for a representative amount of shares of John Hancock Small Cap Equity Fund (the Acquiring Fund).

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Fund in exchange for a representative amount of shares of the Acquiring Fund; (b) the liquidation of the Acquired Fund; and (c) the distribution to the Acquired Fund’s shareholders of such Acquiring Fund’s shares. The reorganization was intended to consolidate the Acquired Fund with a fund with a similar objective. The combined fund may be better positioned in the market to increase asset size and achieve economies of scale. As a result of the reorganization, the Acquiring Fund is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Fund or its shareholders. Thus, the investments were transferred to the Acquiring Fund at the Acquired Fund’s identified cost. All distributable amounts of net income and realized gains from the Acquired Fund were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on January 22, 2010. The following outlines the reorganization:

				SHARES	SHARES
		ACQUIRED NET	DEPRECIATION	REDEEMED	ISSUED	ACQUIRING	ACQUIRING
		ASSET VALUE OF	OF ACQUIRED	BY THE	BY THE	FUND NET	FUND TOTAL NET
ACQUIRING	ACQUIRED	THE ACQUIRED	FUND’S	ACQUIRED	ACQUIRING	ASSETS PRIOR TO	ASSETS AFTER
FUND	FUND	FUND	INVESTMENTS	FUND	FUND	COMBINATION	COMBINATION

Small Cap	Small Cap	$42,653,492	($1,248,734)	5,016,424	2,349,234	$381,257,669	$423,911,161
Equity Fund	Fund

At the time of the reorganization, certain capital loss carryforward attributable to the Acquired Fund may be able to be used by the Acquiring Fund to offset future net realized capital gains. To the extent that such carryforward is used by the Acquiring Fund, it will reduce the amount of capital gain distributions to be paid, though the availability of the capital loss carryforward attributable to the reorganization may be limited in any given year. The table below outlines the capital loss carryforward transferred from the Acquired Fund to the Acquiring Fund:

ACQUIRING FUND	ACQUIRED FUND	EXPIRES — 10-31-15	EXPIRES — 10-31-16

Small Cap Equity Fund	Small Cap Fund	$5,343,313	$19,224,651

32 Small Cap Equity Fund | Annual report

Assuming the acquisition had been completed on November 1, 2009, the beginning of the annual reporting period, the Acquiring Fund’s pro forma results of operations for the year ended October 31, 2010 are as follows:

Net investment income (loss)	($5,007,747)
Net gain (loss)	62,232,002
Increase (decrease) in net assets from operations	109,367,278

Because the combined Fund has been managed as a single integrated Fund since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Fund that have been included in the Acquiring Fund’s Statement of operations for the year ended October 31, 2010. See Note 6 for capital shares issued in connection with the above referenced reorganization.

Annual report | Small Cap Equity Fund 33

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and
Shareholders of John Hancock Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Small Cap Equity Fund (the “Fund”) at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2011 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2011

34 Small Cap Equity Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year end October 31, 2011.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2011, the Fund designates the maximum amount allowable for the corporate dividends received deduction.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2011, the Fund designates the maximum amount allowable for the corporate dividends received deduction.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

Eligible shareholders will be mailed a 2011 Form 1099-DIV in early 2012. This Form will reflect the tax character of all distributions for calendar year 2011.

Annual report | Small Cap Equity Fund 35

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Small Cap Equity Fund (the Fund), a series of John Hancock Investment Trust II (the Trust), met in-person on May 1–3 and June 5–7, 2011 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, Manulife Asset Management (US) LLC (the Subadviser) and the Trust on behalf of the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

The Board consists of eleven individuals, nine of whom are Independent Trustees. Independent Trustees are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have hired independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairperson. The Board has established four standing committees that are composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts/Operations Committee. Additionally, Investment Performance Committees A and B are standing committees of the Board that are each composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee B oversees and monitors matters relating to the investment performance of the Fund. The Board has also designated an Independent Trustee as Vice Chairperson to serve in the absence of the Chairperson. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 1–3, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Morningstar, Inc. (Morningstar) on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a Category and a subset of the Category referred to as the Peer Group, each as determined by Morningstar, and with the Fund’s benchmark index. The Category includes all funds that invest similarly to the way the Fund invests. The Peer Group represents funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadviser or their affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as institutional clients and other investment companies, having similar investment mandates, as well as the performance of those other clients and a

36 Small Cap Equity Fund | Annual report

comparison of the services provided to those other clients and the services provided to the Fund; (c) the impact of economies of scale; (d) a summary of aggregate amounts paid by the Fund to the Adviser; and (e) sales and redemption data regarding the Fund’s shares.

At an in-person meeting held on May 1–3, 2011, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 1–3, 2011 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 5–7, 2011, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement between the Adviser and the Fund and the Subadvisory Agreement among the Fund, the Adviser and the Subadviser, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as payments made to and by the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and its affiliate’s transfer agency operations and considered the Adviser’s and its affiliate’s policies and procedures for assuring compliance with applicable laws and regulations.

Annual report | Small Cap Equity Fund 37

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and the services they provide to other clients. For other clients that are not mutual funds, the differences in services relate to the greater share purchase and redemption activity in a mutual fund, the generally higher turnover of mutual fund portfolio holdings, the more burdensome regulatory and legal obligations of mutual funds and the higher marketing costs for mutual funds. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Morningstar, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Morningstar data that was prepared by the Adviser, which analyzed various factors that may affect the Morningstar rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Morningstar Category as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Morningstar to select the funds in the Category. The Board also considered updated performance information provided by the Adviser at its May and June 2011 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund over certain time periods ended December 31, 2010 and that of its Category and benchmark index over the same periods:

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Small Cap Equity Fund Class A Shares	33.07%	3.11%	3.51%	2.93%
Small Growth Category Average	27.04%	0.56%	4.29%	3.99%
Russell 2000 Growth TR Index	29.09%	2.18%	5.30%	3.78%

The Board noted that, although the Fund had underperformed its Category’s average performance and benchmark index’s performance over two longer performance periods, the Fund had outperformed over recent periods. The Board was satisfied with the steps taken by the Adviser and Subadviser to address the Fund’s underperformance.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Peer Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other clients with similar investment mandates, including separately managed institutional accounts.

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees

38 Small Cap Equity Fund | Annual report

(e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the Adviser’s contractual fee waiver/expense reimbursement agreement into account (Net Expense Ratio). The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group median. As part of its analysis, the Board reviewed the Adviser’s methodology in allocating its costs to the management of the Fund and the Fund complex.

The Board noted that the Fund’s advisory fee ratio was five basis points below the Peer Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios for Class A shares contained in the Fund’s financial statements in relation with the Fund’s Peer Group median provided by Morningstar in April 2011:

	FUND (CLASS A)	PEER GROUP MEDIAN

Advisory Fee Ratio	0.70%	0.75%
Gross Expense Ratio	1.47%	1.46%
Net Expense Ratio	1.47%	1.40%

The Board viewed favorably the Adviser’s contractual agreement to waive all or a portion of its advisory fees and to reimburse or pay operating expenses to the extent necessary to maintain the Fund’s expense ratio at 1.64% for Class A shares, excluding certain expenses such as taxes, brokerage commissions, interest, litigation and extraordinary expenses, until February 29, 2012. The Board favorably considered the potential impact of this contractual agreement towards ultimately lowering the Fund’s Gross Expense Ratio. The Board also received and considered information relating to the Fund’s Gross Expense Ratio and Net Expense Ratio that reflected the new methodology for calculating transfer agent fees that was approved by the Trustees at the June 2010 meeting, which has had the effect of lowering the expense ratio.

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the year ended December 31, 2009. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board considered the profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered the assumptions and methodology for allocating expenses in the Subadviser’s profitability analysis.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the

Annual report | Small Cap Equity Fund 39

use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. To ensure that any economies are reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the contractual advisory fee rate.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board unanimously approved the continuation of the Advisory Agreement between the Adviser and the Fund for an additional one-year term. The Subadvisory Agreement among the Fund, the Adviser and the Subadviser was also approved for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

40 Small Cap Equity Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven R. Pruchansky, Born: 1944	2005	46

Chairman (since January 2011); Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000);
Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

James F. Carlin, Born: 1940	2005	46

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance
Agency, Inc. (since 1995); Chairman and Chief Executive Officer, CIMCO, LLC (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	2005	46

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson, Born: 1952	2008	46

President, Cambridge College, Cambridge, Massachusetts (since May 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–May 2011); Board of Directors of Eastern Bank
Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001);
Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of Boston
Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Charles L. Ladner,[2,3] Born: 1938	2004	46

Vice Chairman (since March 2011); Chairman and Trustee, Dunwoody Village, Inc. (retirement services)
(since 2008); Director, Philadelphia Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(Cooperating Association, National Park Service) (until 2005).

Annual report | Small Cap Equity Fund 41

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Stanley Martin,[2] Born: 1947	2008	46

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore,[2] Born: 1939	1996	46

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Patti McGill Peterson,[2] Born: 1943	1996	46

Presidential Advisor for Global Initiatives, American Council on Education (since 2011); Chairperson of the Board of the Trust (during 2009 and 2010); Principal, PMP Globalinc (consulting) (2007–2011);
Senior Associate, Institute for Higher Education Policy (2007–2011); Executive Director, CIES
(international education agency) (until 2007); Vice President, Institute of International Education (until
2007); Former President Wells College, St. Lawrence University and the Association of Colleges and
Universities of the State of New York. Director of the following: Mutual Fund Directors Forum (since
2011); Niagara Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997);
ONBANK (until 1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison
(since 2007); Ford Foundation, International Fellowships Program (until 2007); UNCF, International
Development Partnerships (until 2005); Roth Endowment (since 2002); Council for International
Educational Exchange (since 2003).

Gregory A. Russo, Born: 1949	2009	46

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[4]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie, Born: 1959	2010	46

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior
Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

42 Small Cap Equity Fund | Annual report

Non-Independent Trustees[4] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	46

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
John Hancock Asset Management a division of Manulife Asset Management (US) LLC (since 2005);
Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales
Force Marketing Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock
Variable Insurance Trust (since 2006); Senior Vice President, Product Management and Development,
John Hancock Funds, LLC (until 2009).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual
Select Funds and MassMutual Premier Funds (2004–2006).

Annual report | Small Cap Equity Fund 43

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock closed-end funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since
October 2010) and (2007–2009); Assistant Treasurer, John Hancock retail funds (2007–2009);
Assistant Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management
Research Company (2005–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Member of Audit Committee.

3 Mr. Ladner’s term of office will end when he retires as a Trustee on 12-31-11.

4 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

44 Small Cap Equity Fund | Annual report

More information

Trustees	Investment adviser
Steven R. Pruchansky, Chairman	John Hancock Advisers, LLC
James F. Carlin
William H. Cunningham	Subadviser
Deborah C. Jackson	John Hancock Asset Management a division of
Charles L. Ladner,* Vice Chairman	Manulife Asset Management (US) LLC
Stanley Martin*
Hugh McHaffie†	Principal distributor
Dr. John A. Moore*	John Hancock Funds, LLC
Patti McGill Peterson*
Gregory A. Russo	Custodian
John G. Vrysen†	State Street Bank and Trust Company

Officers	Transfer agent
Keith F. Hartstein	John Hancock Signature Services, Inc.
President and Chief Executive Officer
Legal counsel
Andrew G. Arnott	K&L Gates LLP
Senior Vice President and Chief Operating Officer
Independent registered
Thomas M. Kinzler	public accounting firm
Secretary and Chief Legal Officer	PricewaterhouseCoopers LLP

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

Annual report | Small Cap Equity Fund 45

1-800-225-5291
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This report is for the information of the shareholders of John Hancock Small Cap Equity Fund.	3700A 10/11
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	12/11

John Hancock
MUTUAL FUNDS

John Hancock
Financial Industries Fund

Annual Report
10.31.11

A look at performance

Total returns for the period ended October 31, 2011

	Average annual total returns (%)			Cumulative total returns (%)
	with maximum sales charge			with maximum sales charge

	1-year	5-year	10-year	1-year	5-year	10-year

Class A	–10.05	–9.62	–0.57	–10.05	–39.69	–5.56

Class B	–10.63	–9.58	–0.62	–10.63	–39.55	–6.04

Class C	–6.96	–9.31	–0.75	–6.96	–38.67	–7.26

Class I1	–4.84	–8.27	0.42	–4.84	–35.04	4.30

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class I shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial highlights tables in this report. For all classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class B	Class C	Class I
Net/Gross (%)	1.43	2.13	2.13	0.96

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

6	Financial Industries Fund | Annual report

		Without	With maximum
	Start date	sales charge	sales charge	Index 1	Index 2

Class B2	10-31-01	$9,396	$9,396	$7,087	$14,369

Class C2	10-31-01	9,274	9,274	7,087	14,369

Class I1	10-31-01	10,430	10,430	7,087	14,369

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Class C shares investment with a maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge, effective 7-15-04.

S&P 500 Financials Index is an unmanaged index of financial sector stocks in the S&P 500 Index.

S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or direct expenses, which would have resulted in lower values if they did.

1 For certain types of investors, as described in the Fund’s prospectus.

2 No contingent deferred sales charge is applicable.

Annual report | Financial Industries Fund	7

Management’s discussion of
Fund performance

By John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Financial stocks had negative returns and lagged the broader market during a volatile 12-month period ended October 31, 2011, which saw larger, macroeconomic concerns dominate trading and lead to a series of “risk-on/risk-off” market moves. The hardest-hit segments in the financial space were capital market-related businesses and the large, diversified financial services firms. Commercial banks and insurance companies had slightly negative absolute terms but held up better than the S&P 500 Financials Index as a whole. Consumer finance companies benefited from improving consumer credit trends to perform best of all the segments represented in the S&P 500 Financials Index. Real estate investment trusts also outperformed the index by a wide margin.

For the year ended October 31, 2011, John Hancock Financial Industries Fund’s Class A shares returned –5.28% at net asset value. By comparison, returns for the Fund’s benchmark — the S&P 500 Financials Index — and the average specialty-financial fund tracked by Morningstar, Inc., were –5.84% and –6.80%, respectively. Some of the leading detractors from performance were capital market firms, including The Goldman Sachs Group, Inc. and Morgan Stanley, and asset manager Janus Capital Group, Inc. Volatility in financial markets, limited activity in the secondary and IPO markets, a slowdown in mergers and acquisition activity and lower equity trading all worked against these names. Bank of America Corp. was another poor performer in absolute terms. It also hurt performance to hold stakes in regional banks TCF Financial, Synovus Financial, which we sold, Zions Bancorporation and Comerica, Inc. Nevertheless, a number of the mid- and larger-cap bank stocks held by the Fund made positive contributions to performance, including U.S. Bancorp, East West Bancorp, Inc. and Prosperity Bancshares, Inc. Consumer finance firms Discover Financial Services and American Express Company also helped. Among real estate investment trusts, it was beneficial to hold stakes in Simon Property Group, Inc. and Digital Realty Trust, Inc. In the insurance space, it helped to favor property and casualty insurer ACE, Ltd. Stakes in private asset manager Blackstone Group LP and specialty mortgage servicer Walter Investment Management Corp. also contributed positively to results. Finally, the Fund received proceeds on the settlement of litigation, which also favorably affected performance.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Sector investing is subject to greater risks than the market as a whole. Because the Fund focuses on one sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

8	Financial Industries Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2011 with the same investment held until October 31, 2011.

	Account value	Ending value	Expenses paid during
	on 5-1-11	on 10-31-11	period ended 10-31-11[1]

Class A	$1,000.00	$813.00	$6.49

Class B	1,000.00	809.40	9.67

Class C	1,000.00	809.40	9.67

Class I	1,000.00	814.90	4.67

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2011, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Financial Industries Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2011, with the same investment held until October 31, 2011. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 5-1-11	on 10-31-11	period ended 10-31-11[1]

Class A	$1,000.00	$1,018.00	$7.22

Class B	1,000.00	1,014.50	10.76

Class C	1,000.00	1,014.50	10.76

Class I	1,000.00	1,020.10	5.19

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.42%, 2.12%, 2.12% and 1.02% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10	Financial Industries Fund | Annual report

Portfolio summary

Top 10 Holdings (38.9% of Net Assets on 10-31-11)[1,2]

U.S. Bancorp	4.9%	Simon Property Group, Inc.	3.6%

JPMorgan Chase & Company	4.7%	Zions Bancorporation	3.3%

PNC Financial Services Group, Inc.	4.6%	American Express Company	3.2%

Wells Fargo & Company	4.5%	Ameriprise Financial, Inc.	3.1%

East West Bancorp, Inc.	3.9%	The Goldman Sachs Group, Inc.	3.1%

Sector Composition[1,3]

Regional Banks	27%	Specialized REITs	2%

Diversified Banks	21%	Diversified REITs	1%

Asset Management & Custody Banks	16%	Diversified Capital Markets	1%

Consumer Finance	8%	Thrifts & Mortgage Finance	1%

Investment Banking & Brokerage	6%	Real Estate Development	1%

Retail REITs	5%	Residential REITs	1%

Property & Casualty Insurance	4%	Short-Term Investments & Other	3%

Office REITs	3%

1 As a percentage of net assets on 10-31-11.

2 Cash and cash equivalents not included.

3 Investments focused on one industry may fluctuate more widely than investments across multiple industries.

Annual report | Financial Industries Fund	11

Fund’s investments

As of 10-31-11

	Shares	Value
Common Stocks 94.09%		$214,116,907

(Cost $205,172,932)

Financials 92.15%		209,710,185

Capital Markets 21.98%

American Capital, Ltd. (I)	766,040	5,952,131

Ameriprise Financial, Inc.	151,763	7,084,297

Apollo Global Management LLC	143,236	1,897,877

Blackstone Group LP	232,949	3,426,680

Invesco, Ltd.	189,801	3,809,306

Janus Capital Group, Inc.	522,289	3,426,216

Morgan Stanley	383,473	6,764,464

T. Rowe Price Group, Inc.	70,649	3,733,093

The Goldman Sachs Group, Inc.	64,506	7,066,632

Walter Investment Management Corp.	270,028	6,847,910

Commercial Banks 37.54%

1st United Bancorp, Inc. (I)	113,767	589,313

BB&T Corp.	232,478	5,426,037

Bridge Capital Holdings (I)	2,572	28,369

Citizens Republic Bancorp, Inc. (I)	82,637	744,559

Comerica, Inc.	43,759	1,118,042

East West Bancorp, Inc.	458,844	8,933,693

Fifth Third Bancorp	452,161	5,430,454

Glacier Bancorp, Inc.	188,692	2,141,654

Independent Bank Corp. — MA	49,771	1,290,064

KeyCorp	140,235	990,059

M&T Bank Corp.	7,425	565,117

MB Financial, Inc.	91,887	1,522,568

PNC Financial Services Group, Inc.	194,030	10,421,350

Prosperity Bancshares, Inc.	97,235	3,742,575

Regions Financial Corp.	275,365	1,082,184

Signature Bank (I)	6,761	376,926

Sun Bancorp, Inc. (I)	228,276	677,980

SunTrust Banks, Inc.	57,455	1,133,587

SVB Financial Group (I)	94,745	4,352,585

Talmer Bank & Trust Company (I)(R)	381,604	2,679,337

U.S. Bancorp	432,305	11,062,685

Union First Market Bankshares Corp.	123,206	1,579,501

Wells Fargo & Company	398,441	10,323,606

12	Financial Industries Fund | Annual report	See notes to financial statements

			Shares	Value
Commercial Banks (continued)

Wilshire Bancorp, Inc. (I)			466,508	$1,595,457

Zions Bancorporation			439,056	7,622,012

Consumer Finance 5.90%

American Express Company			145,238	7,351,948

Discover Financial Services			258,288	6,085,265

Diversified Financial Services 9.97%

Bank of America Corp.			935,298	6,388,085

Citigroup, Inc.			179,212	5,661,307

JPMorgan Chase & Company			306,323	10,647,787

Insurance 4.28%

ACE, Ltd.			87,489	6,312,331

Assured Guaranty, Ltd.			269,537	3,433,901

Real Estate Investment Trusts 10.76%

CANMARC Real Estate Investment Trust			110,983	1,436,349

Coresite Realty Corp.			93,962	1,564,467

DiamondRock Hospitality Company			149,778	1,355,491

Digital Realty Trust, Inc.			74,826	4,663,905

Excel Trust, Inc.			93,430	981,949

FelCor Lodging Trust, Inc. (I)			355,366	1,069,652

General Growth Properties, Inc.			149,356	2,195,533

Kimco Realty Corp.			109,448	1,912,057

Simon Property Group, Inc.			63,262	8,125,371

Transglobe Apartment Real Estate Investment Trust			102,470	1,178,135

Real Estate Management & Development 1.02%

Altus Group Ltd.			255,165	775,671

The Howard Hughes Corp. (I)			32,017	1,536,176

Thrifts & Mortgage Finance 0.70%

Flushing Financial Corp.			130,219	1,596,485

Information Technology 1.94%				4,406,722

IT Services 1.94%

Visa, Inc., Class A			47,252	4,406,722

Preferred Securities 0.71%				$1,613,732

(Cost $1,918,933)

Financials 0.71%				1,613,732

Real Estate Investment Trusts 0.71%

FelCor Lodging Trust, Inc., 8.000%			43,450	978,494

FelCor Lodging Trust, Inc., Series A, 1.950%			28,550	635,238

		Maturity
	Rate (%)	date	Par value	Value
Corporate Bonds 0.52%				$1,187,360

(Cost $1,154,675)

Financials 0.52%				1,187,360

Commercial Banks 0.52%

Regions Financial Corp.	7.375	12-10-37	$1,448,000	1,187,360

See notes to financial statements	Annual report | Financial Industries Fund	13

	Shares	Value
Warrants 0.76%		$1,724,801

(Cost $3,824,240)

Citigroup, Inc. (Expiration Date: 1-4-19, Strike Price: $106.10) (I)(J)	1,027,125	435,501

Comerica, Inc. (Expiration Date: 11-14-18, Strike Price: $29.40) (I)(J)	223,341	1,223,909

Washington Federal, Inc. (Expiration Date: 11-14-18,
Strike Price: $17.57) (I)(J)	15,949	65,391

Investment Companies 1.03%		$2,336,087

(Cost $3,001,430)

Financials 1.03%		2,336,087

AP Alternative Assets LP	242,546	2,336,087

	Par value	Value
Short-Term Investments 1.44%		$3,279,000

(Cost $3,279,000)

Repurchase Agreement 1.44%		3,279,000

Repurchase Agreement with State Street Corp. dated 10-31-11 at
0.010% to be repurchased at $3,279,001 on 11-1-11, collateralized by $3,215,000 Federal National Mortgage Association, 2.250% due
3-15-16 (valued at $3,347,619, including interest)	$3,279,000	3,279,000

Total investments (Cost $218,351,210)† 98.55%		$224,257,887

Other assets and liabilities, net 1.45%		$3,302,238

Total net assets 100.00%		$227,560,125

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

(I) Non-income producing security.

(J) These securities were issued under the U.S. Treasury Department’s Capital Purchase Program.

(R) Direct placement securities are restricted to resale and the Fund has limited rights to registration under the Securities Act of 1933.

Value as a
	Original				percentage
	Acquisition	Acquisition	Beginning	Ending share	of Fund’s	Value as of
Issuer, description	date	cost	share amount	amount	net assets	10-31-11

Talmer Bank
& Trust Company
(formerly First
Michigan Bank)	4-30-10	$2,289,624	381,604	381,604	1.18%	$2,679,337

† At 10-31-11, the aggregate cost of investment securities for federal income tax purposes was $219,880,695. Net unrealized appreciation aggregated $4,377,192, of which $25,262,868 related to appreciated investment securities and $20,885,676 related to depreciated investment securities.

14	Financial Industries Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-11

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $218,351,210)	$224,257,887
Cash	2,971,546
Receivable for investments sold	657,693
Receivable for fund shares sold	121,095
Dividends and interest receivable	293,229
Other receivables and prepaid expenses	66,197

Total assets	228,367,647

Liabilities

Due to custodian for foreign currency (Cost ($145,946))	145,339
Payable for fund shares repurchased	423,689
Payable to affiliates
Accounting and legal services fees	4,860
Transfer agent fees	36,955
Distribution and service fees	57,317
Trustees’ fees	49,954
Other liabilities and accrued expenses	89,408

Total liabilities	807,522

Net assets

Paid-in capital	$303,115,846
Undistributed net investment income	2,417,868
Accumulated net realized loss on investments and foreign
currency transactions	(83,885,584)
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	5,911,995

Net assets	$227,560,125

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($206,868,085 ÷ 22,344,572 shares)	$9.26
Class B ($11,090,101 ÷ 1,292,293 shares)[1]	$8.58
Class C ($9,596,096 ÷ 1,117,995 shares)[1]	$8.58
Class I ($5,843 ÷ 614.6 shares)	$9.51

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$9.75

1 Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Financial Industries Fund	15

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-11

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$5,343,335
Interest	39,346
Securities lending	310,570
Less foreign taxes withheld	(98,523)

Total investment income	5,594,728

Expenses

Investment management fees (Note 4)	2,234,871
Distribution and service fees (Note 4)	1,024,730
Accounting and legal services fees (Note 4)	48,729
Transfer agent fees (Note 4)	509,731
Trustees’ fees (Note 4)	24,991
State registration fees	60,762
Printing and postage	71,637
Professional fees	43,860
Custodian fees	38,899
Registration and filing fees	21,078
Other	19,267

Total expenses	4,098,555

Net investment income	1,496,173

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	9,894,475
Investments in affiliated issuers	355
Foreign currency transactions	(5,497)

9,889,333
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	(22,479,126)
Translation of assets and liabilities in foreign currencies	5,138

(22,473,988)

Net realized and unrealized loss	(12,584,655)

Decrease in net assets from operations	($11,088,482)

16	Financial Industries Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-11	10-31-10

Increase (decrease) in net assets

From operations
Net investment income (loss)	$1,496,173	($952,264)
Net realized gain	9,889,333	7,243,522
Change in net unrealized appreciation (depreciation)	(22,473,988)	13,718,665

Increase (decrease) in net assets resulting from operations	(11,088,482)	20,009,923

Distributions to shareholders
From net investment income
Class A	(382,037)	(1,179,418)
Class I	(30)	(47)

Total distributions	(382,067)	(1,179,465)

From Fund share transactions (Note 5)	(50,721,464)	(43,716,560)

Total decrease	(62,192,013)	(24,886,102)

Net assets

Beginning of year	289,752,138	314,638,240

End of year	$227,560,125	$289,752,138

Undistributed / (Accumulated distributions in excess of) net
investment income	$2,417,868	($33,493)

See notes to financial statements	Annual report | Financial Industries Fund	17

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	10-31-11	10-31-10	10-31-09	10-31-08	10-31-07

Per share operating performance

Net asset value, beginning of year	$9.79	$9.24	$8.78	$20.21	$21.38
Net investment income (loss)[1]	0.06	(0.02)	0.05	0.11	0.13
Net realized and unrealized gain (loss)
on investments	(0.58)	0.61	0.53	(7.62)	1.41
Total from investment operations	(0.52)	0.59	0.58	(7.51)	1.54
Less distributions
From net investment income	(0.01)	(0.04)	(0.12)	(0.09)	(0.14)
From net realized gain	—	—	—	(3.83)	(2.57)
Total distributions	(0.01)	(0.04)	(0.12)	(3.92)	(2.71)
Net asset value, end of year	$9.26	$9.79	$9.24	$8.78	$20.21
Total return (%)[2]	(5.28)	6.39[3]	7.02[3]	(45.40)[3]	7.84[3]

Ratios and supplemental data

Net assets, end of year (in millions)	$207	$262	$278	$296	$648
Ratios (as a percentage of average net assets):
Expenses before reductions	1.40	1.49	1.72[4]	1.51	1.40
Expenses net of fee waivers	1.40	1.49	1.46[4]	1.39	1.35
Expenses net of fee waivers and credits	1.40	1.49	1.46[4]	1.38	1.35
Net investment income (loss)	0.60	(0.23)	0.59	0.88	0.63
Portfolio turnover (%)	50	41	48	52	72

1 Based on the average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.

18	Financial Industries Fund | Annual report	See notes to financial statements

CLASS B SHARES Period ended	10-31-11	10-31-10	10-31-09	10-31-08	10-31-07

Per share operating performance

Net asset value, beginning of year	$9.12	$8.64	$8.18	$19.11	$20.34
Net investment income (loss)[1]	(0.01)	(0.08)	—[2]	0.02	(0.01)
Net realized and unrealized gain (loss)
on investments	(0.53)	0.56	0.50	(7.12)	1.35
Total from investment operations	(0.54)	0.48	0.50	(7.10)	1.34
Less distributions
From net investment income	—	—	(0.04)	—	—
From net realized gain	—	—	—	(3.83)	(2.57)
Total distributions	—	—	(0.04)	(3.83)	(2.57)
Net asset value, end of year	$8.58	$9.12	$8.64	$8.18	$19.11
Total return (%)[3]	(5.92)	5.56[4]	6.23[4]	(45.76)[4]	7.12[4]

Ratios and supplemental data

Net assets, end of year (in millions)	$11	$16	$21	$30	$103
Ratios (as a percentage of average net assets):
Expenses before reductions	2.10	2.19	2.42[5]	2.21	2.10
Expenses net of fee waivers	2.10	2.19	2.16[5]	2.09	2.05
Expenses net of fee waivers and credits	2.10	2.19	2.16[5]	2.08	2.05
Net investment income (loss)	(0.09)	(0.91)	(0.06)	0.19	(0.05)
Portfolio turnover (%)	50	41	48	52	72

1 Based on the average daily shares outstanding.
2 Less than ($0.005) per share.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the periods shown.
5 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.

CLASS C SHARES Period ended	10-31-11	10-31-10	10-31-09	10-31-08	10-31-07

Per share operating performance

Net asset value, beginning of year	$9.13	$8.64	$8.17	$19.09	$20.33
Net investment income (loss)[1]	(0.01)	(0.09)	(0.01)	0.02	(0.01)
Net realized and unrealized gain (loss)
on investments	(0.54)	0.58	0.52	(7.11)	1.34
Total from investment operations	(0.55)	0.49	0.51	(7.09)	1.33
Less distributions
From net investment income	—	—	(0.04)	—	—
From net realized gain	—	—	—	(3.83)	(2.57)
Total distributions	—	—	(0.04)	(3.83)	(2.57)
Net asset value, end of year	$8.58	$9.13	$8.64	$8.17	$19.09
Total return (%)[2]	(6.02)	5.67[3]	6.36[3]	(45.76)[3]	7.07[3]

Ratios and supplemental data

Net assets, end of year (in millions)	$10	$12	$15	$14	$19
Ratios (as a percentage of average net assets):
Expenses before reductions	2.10	2.19	2.41[4]	2.21	2.10
Expenses net of fee waivers	2.10	2.19	2.16[4]	2.09	2.05
Expenses net of fee waivers and credits	2.10	2.19	2.16[4]	2.08	2.05
Net investment income (loss)	(0.10)	(0.93)	(0.14)	0.17	(0.07)
Portfolio turnover (%)	50	41	48	52	72

1 Based on the average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.

See notes to financial statements	Annual report | Financial Industries Fund	19

CLASS I SHARES Period ended	10-31-11	10-31-10	10-31-09	10-31-08	10-31-07

Per share operating performance

Net asset value, beginning of year	$10.04	$9.47	$9.01	$20.65	$21.80
Net investment income[1]	0.11	0.02	0.08	0.18	0.22
Net realized and unrealized gain (loss)
on investments	(0.59)	0.63	0.55	(7.81)	1.44
Total from investment operations	(0.48)	0.65	0.63	(7.63)	1.66
Less distributions
From net investment income	(0.05)	(0.08)	(0.17)	(0.18)	(0.24)
From net realized gain	—	—	—	(3.83)	(2.57)
Total distributions	(0.05)	(0.08)	(0.17)	(4.01)	(2.81)
Net asset value, end of year	$9.51	$10.04	$9.47	$9.01	$20.65
Total return (%)	(4.84)	6.85[2]	7.60[2]	(45.18)[2]	8.31

Ratios and supplemental data

Net assets, end of year (in millions)	—[3]	—[3]	—[3]	—[3]	—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.99	1.38	1.40[4]	0.94	0.91
Expenses net of fee waivers	0.99	1.02	0.99[4]	0.94	0.91
Expenses net of fee waivers and credits	0.99	1.02	0.99[4]	0.93	0.91
Net investment income	1.04	0.24	1.06	1.33	1.07
Portfolio turnover (%)	50	41	48	52	72

1 Based on the average daily shares outstanding.
2 Total returns would have been lower had certain expenses not been reduced during the periods shown.
3 Less than $500,000.
4 Includes the impact of proxy expenses, which amounted to 0.02% of average net assets.

20	Financial Industries Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Financial Industries Fund (the Fund) is a diversified series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A, Class B and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual report | Financial Industries Fund	21

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2011, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-11	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Capital Markets	$50,008,606	$50,008,606	—	—
Commercial Banks	85,429,714	82,750,377	—	$2,679,337
Consumer Finance	13,437,213	13,437,213	—	—
Diversified Financial
Services	22,697,179	22,697,179	—	—
Insurance	9,746,232	9,746,232	—	—
IT Services	4,406,722	4,406,722	—	—
Real Estate
Investment Trusts	24,482,909	24,482,909	—	—
Real Estate Management
& Development	2,311,847	2,311,847	—	—
Thrifts & Mortgage
Finance	1,596,485	1,596,485	—	—
Preferred Securities
Real Estate
Investment Trusts	1,613,732	1,613,732	—	—
Corporate Bonds
Commercial Banks	1,187,360	—	$1,187,360	—
Warrants	1,724,801	1,724,801	—	—
Investment Companies	2,336,087	2,336,087	—	—
Short-Term Investments	3,279,000	—	3,279,000	—

Total Investments
in Securities	$224,257,887	$217,112,190	$4,466,360	$2,679,337

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. During the year ended October 31, 2011, there were no significant transfers into or out of Level 1 or Level 2 assets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

INVESTMENTS IN SECURITIES	COMMERCIAL BANKS

Balance as of 10-31-10	$1,905,416
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	773,921
Purchases
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 10-31-11	$2,679,337
Change in unrealized at period end*	773,921

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at year end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

22	Financial Industries Fund | Annual report

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Investments by the Fund in open-end mutual funds are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income is recorded when the Fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The Fund may invest in real estate investment trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Such estimates are revised when actual components of distributions are known. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

Securities lending. The Fund may lend its securities to earn additional income. It receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its collateral in John Hancock Collateral Investment Trust (JHCIT), an affiliate of the Fund, which has a floating net asset value (NAV) and invests in short term investments as part of the securities lending program. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Annual report | Financial Industries Fund	23

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, effective March 30, 2011, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $100 million unsecured committed line of credit. Prior to March 30, 2011, the Fund had a similar agreement with State Street Bank and Trust Company. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. For the year ended October 31, 2011, the Fund had no borrowings under the lines of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees for all classes, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $82,356,099 available to offset future net realized capital gains as of October 31, 2011. The loss carryforward expires as follows: October 31, 2016 — $31,926,176 and October 31, 2017 — $50,429,923.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2011 and October 31, 2010 was as follows: ordinary income of $382,067 and $1,179,465, respectively.

24	Financial Industries Fund | Annual report

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2011, the components of distributable earnings on a tax basis included $2,451,487 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, wash sale loss deferrals and litigation proceeds.

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

Note 3 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.800% of the first $500,000,000 of the Fund’s average daily net assets; (b) 0.750% of the next $500,000,000; (c) 0.735% of the next $1,000,000,000; and (d) 0.725% of the Fund’s average daily net assets in excess of $2,000,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended October 31, 2011 were equivalent to an annual effective rate of 0.800% of the Fund’s average daily net assets.

Annual report | Financial Industries Fund	25

The Adviser has contractually agreed to waive fees and/or reimburse certain expenses for each share class of the Fund. This agreement excludes taxes, portfolio brokerage commissions, interest, litigation, indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fee waivers and/or reimbursements are such that these expenses will not exceed 1.50% for Class A, 2.20% for Class B, 2.20% for Class C and 1.02% for Class I shares. The fee waivers and/or expense reimbursements will continue in effect until February 29, 2012.

For the year ended October 31, 2011, there were no expense reductions or reimbursements related to these agreements.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2011 amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b–1 FEE

Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $107,122 for the year ended October 31, 2011. Of this amount, $16,048 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $79,537 was paid as sales commissions to broker-dealers and $11,537 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a broker-dealer affiliate of the Adviser.

Class B and Class C shares are subject to contingent deferred sales charges (CDSCs). Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2011, CDSCs received by the Distributor amounted to $24,557 and $8,392 for Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in

26	Financial Industries Fund | Annual report

one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2011 were:

	DISTRIBUTION AND	TRANSFER
CLASS	SERVICE FEES	AGENT FEES

Class A	$758,054	$461,143
Class B	143,287	26,134
Class C	123,389	22,449
Class I	—	5
Total	$1,024,730	$509,731

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

Note 5 — Fund share transactions

Transactions in Fund shares for the years ended October 31, 2011 and October 31, 2010 were as follows:

	Year ended 10-31-11		Year ended 10-31-10
	Shares	Amount	Shares	Amount
Class A shares

Sold	1,519,644	$16,194,088	2,449,740	$24,109,701
Distributions reinvested	29,282	303,655	99,008	946,515
Repurchased	(5,980,431)	(61,455,989)	(5,912,156)	(58,118,064)

Net decrease	(4,431,505)	($44,958,246)	(3,363,408)	($33,061,848)

Class B shares

Sold	140,016	$1,337,770	164,602	$1,528,869
Repurchased	(585,718)	(5,650,310)	(898,273)	(8,353,063)

Net decrease	(445,702)	($4,312,540)	(733,671)	($6,824,194)

Class C shares

Sold	282,803	$2,865,848	149,781	$1,431,737
Repurchased	(451,856)	(4,316,526)	(575,746)	(5,262,255)

Net decrease	(169,053)	($1,450,678)	(425,965)	($3,830,518)

Net decrease	(5,046,260)	($50,721,464)	(4,523,044)	($43,716,560)

There were no Fund share transactions for Class I shares for the fiscal years ended October 31, 2011 and October 31, 2010.

Affiliates of the Fund owned 100% of shares of beneficial interest of Class I shares on October 31, 2011.

Annual report | Financial Industries Fund	27

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $136,560,077 and $187,437,779, respectively, for the year ended October 31, 2011.

Note 7 — Sector risk

Fund performance will be closely tied to a single sector of the economy, which may underperform other sectors over any given period of time. Financial services companies can be hurt by economic declines, changes in interest rates, regulatory and market impacts. Accordingly, this may make the Fund’s investment performance more volatile and investment values may rise and fall more rapidly.

28	Financial Industries Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and
Shareholders of John Hancock Financial Industries Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Financial Industries Fund (the “Fund”) at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2011 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2011

Annual report | Financial Industries Fund	29

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2011.

The Fund designates the maximum amount allowable for the corporate dividends received deduction for the fiscal year ended October 31, 2011.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

Eligible shareholders will be mailed a 2011 Form 1099-DIV in early 2012. This Form will reflect the tax character of all distributions for calendar year 2011.

30	Financial Industries Fund | Annual report

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Financial Industries Fund (the Fund), a series of John Hancock Investment Trust II (the Trust), met in-person on May 1–3 and June 5–7, 2011 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, Manulife Asset Management (US) LLC (the Subadviser) and the Trust on behalf of the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

The Board consists of eleven individuals, nine of whom are Independent Trustees. Independent Trustees are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have hired independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairperson. The Board has established four standing committees that are composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts/Operations Committee. Additionally, Investment Performance Committees A and B are standing committees of the Board that are each composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A oversees and monitors matters relating to the investment performance of the Fund. The Board has also designated an Independent Trustee as Vice Chairperson to serve in the absence of the Chairperson. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 1–3, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Morningstar, Inc. (Morningstar) on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a Category and a subset of the Category referred to as the Peer Group, each as determined by Morningstar, and with the Fund’s benchmark index. The Category includes all funds that invest similarly to the way the Fund invests. The Peer Group represents funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadviser or their affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as institutional clients and other investment companies, having similar investment mandates, as well as the performance of those other clients and a

Annual report | Financial Industries Fund	31

comparison of the services provided to those other clients and the services provided to the Fund; (c) the impact of economies of scale; (d) a summary of aggregate amounts paid by the Fund to the Adviser; and (e) sales and redemption data regarding the Fund’s shares.

At an in-person meeting held on May 1–3, 2011, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 1–3, 2011 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 5–7, 2011, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement between the Adviser and the Fund and the Subadvisory Agreement among the Fund, the Adviser and the Subadviser, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as payments made to and by the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and its affiliate’s transfer agency operations and considered the Adviser’s and its affiliate’s policies and procedures for assuring compliance with applicable laws and regulations.

32	Financial Industries Fund | Annual report

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and the services they provide to other clients. For other clients that are not mutual funds, the differences in services relate to the greater share purchase and redemption activity in a mutual fund, the generally higher turnover of mutual fund portfolio holdings, the more burdensome regulatory and legal obligations of mutual funds and the higher marketing costs for mutual funds. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Morningstar, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Morningstar data that was prepared by the Adviser, which analyzed various factors that may affect the Morningstar rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Morningstar Category as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Morningstar to select the funds in the Category. The Board also considered updated performance information provided by the Adviser at its May and June 2011 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund over certain time periods ended December 31, 2010 and that of its Category and benchmark index over the same periods:

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Financial Industries Fund Class A	10.82%	–9.97%	–3.90%	–1.51%
Financial Category Average	11.78%	–8.00%	–4.45%	1.32%
S&P 500 Financials TR	12.13%	–16.26%	–10.65%	–3.70%

The Board noted that the Fund had underperformed its Category’s average performance except for the five-year period. The Board noted that, although the Fund had underperformed its benchmark index’s performance over the one-year period, the Fund had outperformed its benchmark index’s performance over all other periods. The Board concluded that the steps the Adviser and Subadviser were taking had not yet resulted in outperformance and that the Board would continue to monitor Fund performance for improvement over time.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Peer Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other clients with similar investment mandates, including separately managed institutional accounts.

Annual report | Financial Industries Fund	33

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the Adviser’s contractual fee waiver/expense reimbursement agreement into account (Net Expense Ratio). The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group median. As part of its analysis, the Board reviewed the Adviser’s methodology in allocating its costs to the management of the Fund and the Fund complex.

The Board noted that the Fund’s advisory fee ratio was equal to the Peer Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios for Class A shares contained in the Fund’s financial statements in relation with the Fund’s Peer Group median provided by Morningstar in April 2011:

	FUND (CLASS A)	PEER GROUP MEDIAN

Advisory Fee Ratio	0.80%	0.80%
Gross Expense Ratio	1.49%	1.58%
Net Expense Ratio	1.49%	1.49%

The Board viewed favorably the Adviser’s contractual agreement to waive all or a portion of its advisory fees and to reimburse or pay operating expenses to the extent necessary to maintain the Fund’s Net Expense Ratio at 1.50% for Class A shares, excluding certain expenses such as taxes, brokerage commissions, interest, litigation and extraordinary expenses, until February 29, 2012. The Board favorably considered the impact of this contractual agreement towards ultimately lowering the Fund’s Gross Expense Ratio. The Board also received and considered information relating to the Fund’s Gross Expense Ratio and Net Expense Ratio that reflected the new methodology for calculating transfer agent fees that was approved by the Trustees at the June 2010 meeting, which had the effect of lowering the expense ratio.

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the year ended December 31, 2009. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board considered the profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered the assumptions and methodology for allocating expenses in the Subadviser’s profitability analysis.

34	Financial Industries Fund | Annual report

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. To ensure that any economies are reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the contractual advisory fee rate.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board unanimously approved the continuation of the Advisory Agreement between the Adviser and the Fund for an additional one-year term. The Subadvisory Agreement among the Fund, the Adviser and the Subadviser was also approved for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

Annual report | Financial Industries Fund	35

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven R. Pruchansky, Born: 1944	2005	46

Chairman (since January 2011); Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000);
Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

James F. Carlin, Born: 1940	2005	46

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance
Agency, Inc. (since 1995); Chairman and Chief Executive Officer, CIMCO, LLC (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	2005	46

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson, Born: 1952	2008	46

President, Cambridge College, Cambridge, Massachusetts (since May 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–May 2011); Board of Directors of Eastern Bank
Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001);
Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of Boston
Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Charles L. Ladner,[2,3] Born: 1938	2004	46

Vice Chairman (since March 2011); Chairman and Trustee, Dunwoody Village, Inc. (retirement services)
(since 2008); Director, Philadelphia Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(Cooperating Association, National Park Service) (until 2005).

36	Financial Industries Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Stanley Martin,[2] Born: 1947	2008	46

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore,[2] Born: 1939	1996	46

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Patti McGill Peterson,[2] Born: 1943	1996	46

Presidential Advisor for Global Initiatives, American Council on Education (since 2011); Chairperson of the Board of the Trust (during 2009 and 2010); Principal, PMP Globalinc (consulting) (2007–2011);
Senior Associate, Institute for Higher Education Policy (2007–2011); Executive Director, CIES
(international education agency) (until 2007); Vice President, Institute of International Education (until
2007); Former President Wells College, St. Lawrence University and the Association of Colleges and
Universities of the State of New York. Director of the following: Mutual Fund Directors Forum (since
2011); Niagara Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997);
ONBANK (until 1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison
(since 2007); Ford Foundation, International Fellowships Program (until 2007); UNCF, International
Development Partnerships (until 2005); Roth Endowment (since 2002); Council for International
Educational Exchange (since 2003).

Gregory A. Russo, Born: 1949	2009	46

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[4]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie, Born: 1959	2010	46

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior
Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

Annual report | Financial Industries Fund	37

Non-Independent Trustees[4] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	46

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
John Hancock Asset Management a division of Manulife Asset Management (US) LLC (since 2005);
Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales
Force Marketing Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock
Variable Insurance Trust (since 2006); Senior Vice President, Product Management and Development,
John Hancock Funds, LLC (until 2009).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual
Select Funds and MassMutual Premier Funds (2004–2006).

38	Financial Industries Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock closed-end funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since
October 2010) and (2007–2009); Assistant Treasurer, John Hancock retail funds (2007–2009);
Assistant Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management
Research Company (2005–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Member of Audit Committee.

3 Mr. Ladner’s term of office will end when he retires as a Trustee on 12-31-11.

4 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

Annual report | Financial Industries Fund	39

More information

Trustees	Investment adviser
Steven R. Pruchansky, Chairman	John Hancock Advisers, LLC
James F. Carlin
William H. Cunningham	Subadviser
Deborah C. Jackson	John Hancock Asset Management a division of
Charles L. Ladner,* Vice Chairman	Manulife Asset Management (US) LLC
Stanley Martin*
Hugh McHaffie†	Principal distributor
Dr. John A. Moore*	John Hancock Funds, LLC
Patti McGill Peterson*
Gregory A. Russo	Custodian
John G. Vrysen†	State Street Bank and Trust Company

Officers	Transfer agent
Keith F. Hartstein	John Hancock Signature Services, Inc.
President and Chief Executive Officer
Legal counsel
Andrew G. Arnott	K&L Gates LLP
Senior Vice President and Chief Operating Officer
Independent registered
Thomas M. Kinzler	public accounting firm
Secretary and Chief Legal Officer	PricewaterhouseCoopers LLP

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

40	Financial Industries Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Financial Industries Fund.	7000A 10/11
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	12/11

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2011, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $83,486 for the fiscal year ended October 31, 2011 (itemized as follows: John Hancock Financial Industries Fund - $27,239, John Hancock Regional Bank Fund - $28,860 and John Hancock Small Cap Equity Fund - $27,387) and $80,471 for the fiscal year ended October 31, 2010 (itemized as follows: John Hancock Financial Industries Fund - $26,303, John Hancock Regional Bank Fund - $28,085 and John Hancock Small Cap Equity Fund - $26,083). These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit-related service fees for the fiscal year ended October 31, 2011 amounted to $6,714 (itemized as follows: John Hancock Financial Industries Fund - $2,238, John Hancock Regional Bank Fund - $2,238 and John Hancock Small Cap Equity Fund $2,238) and $1,041 for the fiscal year ended October 31, 2010 (itemized as follows: John Hancock Financial Industries Fund -$347, John Hancock Regional Bank Fund - $347 and John Hancock Small Cap Equity Fund $347) billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). The nature of the services provided was affiliated service provider internal controls reviews.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $8,399 for the fiscal year ended October 31, 2011 (itemized as follows: John Hancock Financial Industries Fund - $2,976, John Hancock Regional Bank Fund - $2,534 and John Hancock Small Cap Equity Fund - $2,889) and $7,998 for the fiscal year ended October 31, 2010 (itemized as follows: John Hancock Financial Industries Fund - $2,834, John Hancock Regional Bank Fund - $2,413 and John Hancock Small Cap Equity Fund - $2,751). The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

Other fees for the fiscal year ended October 31, 2011 amounted to $615 (itemized as follows: John Hancock Financial Industries Fund - $205, John Hancock Regional Bank Fund - $205 and John Hancock Small Cap Equity Fund - $205) and $60 for the fiscal year ended October 31, 2010 (itemized as follows: John Hancock Financial Industries Fund - $20, John Hancock Regional Bank Fund - $20 and John Hancock Small Cap Equity Fund - $20) billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2011, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,680,792 for the fiscal year ended October 31, 2011 and $3,071,847 for the fiscal year ended October 31, 2010.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Stanley Martin - Chairman
Dr. John A. Moore
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust II

By:	/s/ Keith F. Hartstein
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Keith F. Hartstein
President and
Chief Executive Officer

Date:	December 13, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keith F. Hartstein
-------------------------------
Keith F. Hartstein
President and
Chief Executive Officer

Date:	December 13, 2011

By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	December 13, 2011